As filed with the Securities and Exchange Commission on February 11, 2004
                                                     1933 Act File No. 333-_____
                                                     1940 Act File No. 811-21470

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933       |_|
                         Pre-Effective Amendment No.         |_|
                        POST-EFFECTIVE AMENDMENT NO.         |_|

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                  Amendment No. 5            |X|
                        (Check appropriate box or boxes)

             EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (617) 482-8260
        -----------------------------------------------------------------

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                     Name and Address (of Agent for Service)

                          Copies of Communications to:

                              Mark P. Goshko, Esq.
                           Kirkpatrick & Lockhart LLP
                                 75 State Street
                           Boston, Massachusetts 02109

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

     It is proposed that this filing will become effective (check appropriate box):
     |X| when declared effective pursuant to Section 8(c)

                    CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=====================================================================================================
                                                     Proposed           Proposed            Amount
                                    Amount           Maximum            Maximum               of
                                    Being            Offering           Aggregate        Registration
Title of Securities Being           Registered     Price Per Unit     Offering Price         Fees
Registered                             (1)              (1)                (1)                (1)
------------------------------------------------------------------------------------------------------
Auction Preferred Shares, $0.01        40              $25,000          $1,000,000            $126.70
par value
=======================================================================================================

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

                      ------------------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

PRELIMINARY PROSPECTUS          SUBJECT TO COMPLETION          February 11, 2004
--------------------------------------------------------------------------------
$
EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND
Shares, Series A
Shares, Series B
Shares, Series C
Shares, Series D
Shares, Series E
Shares, Series F
Shares, Series G
[EATON VANCE LOGO]

AUCTION PREFERRED SHARES
LIQUIDATION PREFERENCE $25,000 PER SHARE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE. Eaton Vance Tax-Advantaged Global Dividend Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of after-tax total return. Such return is expected to consist primarily of tax-advantaged dividend income and capital appreciation.

INVESTMENT ADVISER. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). As of January 31, 2004, Eaton Vance and its subsidiaries managed approximately $ billion on behalf of funds, institutional clients and individuals, including approximately $ billion in tax-managed equity fund assets.

PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 80% of its total managed assets in dividend-paying common and preferred stocks of U.S. and foreign issuers that Eaton Vance believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). In selecting securities, the Adviser will seek common and preferred stocks of issuers that are, in the opinion of the Adviser, undervalued or inexpensive relative to the overall market. Initially, the Fund expects to invest approximately 75%-85% of its total assets in common stocks and approximately 15%-25% of its total assets in preferred stocks. The Fund may invest in common and preferred stocks of both U.S. and foreign issuers. Under normal market conditions, the Fund will invest at least 25% of its total managed assets in the securities of U.S. issuers and at least 35% of its total managed assets in the securities of issuers located in countries other than the United States ("Non-U.S. Issuers"). Initially, the Fund intends to invest approximately 40% of its total managed assets in Non-U.S. Issuers. The Adviser retains broad discretion to allocate the Fund's investments between common and preferred stocks in a manner that it believes will best effectuate the Fund's objective.

The Fund seeks dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain tax rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. (continued on inside cover page)

INVESTING IN AUCTION PREFERRED SHARES ("APS") INVOLVES CERTAIN RISKS. SEE "INVESTMENT OBJECTIVES, POLICIES AND RISKS-- RISK CONSIDERATIONS," BEGINNING ON PAGE .

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 Price to public         Sales load          Proceeds to Fund(1)
--------------------------------------------------------------------------------
Per Share        $                       $                   $
--------------------------------------------------------------------------------
Total            $                       $                   $
--------------------------------------------------------------------------------

(1) Plus accumulated dividends, if any, from the date the Auction Preferred Shares are issued, but before offering expenses payable by the Fund estimated to be approximately $[_____]. The Fund and Adviser have agreed to indemnify the Underwriters against certain liabilities under the Securities Act of 1933, as amended. See "Underwriting."

The Underwriters are offering the APS subject to various conditions. The Underwriters expect to deliver the APS in book-entry form, through the facilities of The Depository Trust Company to purchasers on or about , 2004.

--------------------------------------------------------------------------------

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING OFFERS TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED

(continued from the previous page)

Capitalized terms not otherwise defined are defined in the Glossary that appears at the end of this Prospectus. The APS are offered at a price per share of $25,000 subject to a sales load of $250 per share. Dividends on the APS of the Fund offered hereby will be cumulative from the Date of Original Issue and payable commencing on the dates specified below (an "Initial Dividend Payment Date") and thereafter generally on the days specified below, subject to certain exceptions. The cash dividend rate (the "Applicable Rate") on the APS for the Initial Dividend Period on such dates will be the per annum rate specified below:

                Initial dividend          Normal Weekly              Initial
                  payment date             payment day           applicable rate
                  ------------             -----------           ---------------
Series A
Series B
Series C
Series D
Series E(1)
Series F(2)
Series G(3)

     ----------

(1) The Initial Dividend Period for Series E will be a Dividend Period of days ending 2004.

(2) The Initial Dividend Period for Series F will be a Dividend Period of days ending 2004.

(3) The Initial Dividend Period for Series G will be a Dividend Period of days ending 2004. The Fund will pay the Series G accumulated dividends on the first Business Day of each month and the final dividend payment will be made on , 2004.

The APS will not be registered on any stock exchange or on any automated quotation system. APS may only be bought or sold through an order at an auction with or through a broker-dealer that has entered into an agreement with the auction agent of the Fund or in a secondary market that may be maintained by certain broker-dealers. These broker-dealers are not required to maintain this market and it may not provide you with liquidity. An increase in the level of interest rates, particularly during any Special Dividend Period that is a Long Term Dividend Period as discussed in "Description of APS--Dividends and dividend periods--General," likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

Each prospective purchaser should review carefully the detailed information regarding the Auction Procedures which appears in this Prospectus and the Fund's Statement of Additional Information and should note that (i) an Order constitutes an irrevocable commitment to hold, purchase or sell APS based upon the results of the related Auction, (ii) the Auctions will be conducted through telephone communications, (iii) settlement for purchases and sales will be on the Business Day following the Auction and (iv) ownership of APS will be maintained in book-entry form by or through the Securities Depository. In certain circumstances, holders of APS may be unable to sell their APS in an Auction and thus may lack liquidity of investment. The APS may only be transferred pursuant to a Bid or a Sell Order placed in an Auction through a Broker-Dealer to the Auction Agent or in the secondary market, if any.

This  Prospectus  sets  forth  concisely  information  you  should  know  before investing in the APS. Please read and retain this Prospectus for future reference. A Statement of Additional Information for the Fund dated , 2004 has been filed with the SEC and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund. The table of contents to the Statement of Additional Information is located at page of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information of the Fund. The Statement of Additional Information is available along with other Fund-related materials at the SEC's internet web site (http://www.sec.gov). The Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265.

The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus Summary...........................................................
Financial highlights.........................................................
The Fund.....................................................................
Use of proceeds..............................................................
Capitalization...............................................................
Portfolio composition........................................................
Investment objectives, policies and risks....................................
Management of the Fund.......................................................
Description of APS...........................................................
The Auctions.................................................................
Taxes........................................................................
Description of capital structure.............................................
Certain provisions of the Declaration
  of Trust...................................................................
Underwriting...............................
Shareholder Servicing Agent, custodian and transfer agent....................
Legal opinions...............................................................
Independent auditors.........................................................
Additional information.......................................................
Table of contents for the Statement of Additional Information................
The Fund's privacy policy....................................................
Glossary.....................................................................

PROSPECTUS SUMMARY

THIS IS ONLY A SUMMARY. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.

THE FUND

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on November 14, 2003. The Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265. The Fund commenced operations on January 30, 2004 upon the closing of an initial public offering of its common shares of beneficial interest, par value $0.01 per share ("Common Shares"). The Common Shares of the Fund are traded on the New York Stock Exchange ("NYSE") under the symbol "ETG." In connection with the initial public offering of the Fund's Common Shares, the underwriters were granted an option to purchase additional shares to cover over-allotments.

Certain of the capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

THE OFFERING

The Fund is offering, pursuant to this Prospectus, preferred shares of beneficial interest, par value $0.01 per share, which have been designated Auction Preferred Shares, Series A, Series B, Series C, Series D, Series E, Series F, and Series G (collectively, the "APS"). Issuance of the APS represents the leveraged financing contemplated in connection with the offering of the Common Shares of the Fund.

The Fund is offering Auction Preferred Shares, Series A, Auction Preferred Shares, Series B, Auction Preferred Shares, Series C, Auction Preferred Shares, Series D, Auction Preferred Shares, Series E, Auction Preferred Shares, Series F, and Auction Preferred Shares, Series G, at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue. The APS are being offered through a group of underwriters (collectively, the "Underwriters") led by , , and . See "Underwriting."

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is to provide a high level of after-tax total return. Such return is expected to consist primarily of tax-advantaged dividend income and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its total managed assets in dividend-paying common and preferred stocks of U.S. and foreign issuers that Eaton Vance believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The remainder of the Fund's portfolio may be invested in stocks and other investments that pay distributions taxable for federal income tax purposes at rates applicable to ordinary income. Initially, the Fund expects to invest approximately 75%-85% of its total assets in common stocks and approximately 15%-25% of its total assets in preferred stocks. The Adviser retains broad discretion to allocate the Fund's investments between common and preferred stocks in a manner that it believes will best effectuate the Fund's objective. The Fund may invest in common and preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund will invest at least 25% of its total managed assets in the securities of U.S. issuers and at least 35% of its total managed assets in the securities of issuers located in countries other than the United States ("Non-U.S. Issuers"). This means, at times, the Fund may invest up to 65% of its total managed assets in securities of U.S. issuers. Initially, the Fund intends to invest approximately 40% of its total managed assets in Non-U.S. Issuers. Under normal market conditions, the Fund will invest in issuers located in at least three countries, including the United States. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred stocks, to invest primarily in preferred stocks of investment grade quality (which is at least BBB- as determined by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"), Baa3 as determined by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of comparable quality by Eaton Vance). However, the Fund may from time to time purchase preferred stocks of below investment grade quality that, at the time of purchase, are rated at least B as determined by S&P, Fitch or Moody's or, if unrated, are determined to be of comparable quality by Eaton Vance. Securities of below investment grade quality commonly are referred to as "junk" preferred stocks and bonds, as the case may be. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Below investment grade quality securities are considered to be predominantly speculative because of the credit risk of the issuers. See "Prospectus Summary--Special Risk Considerations--Non-investment grade securities risk."

The Fund seeks dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders are taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to holders of the Fund's shares of beneficial interest ("Shareholders"). For the Fund to receive tax-advantaged dividend income, the Fund must hold stock paying an otherwise tax-advantaged dividend for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 180-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. Similar provisions apply to each Shareholder's investment in the Fund. In order for otherwise tax-advantaged dividends from the Fund received by an individual Shareholder to be taxable at long-term capital gains rates, the Shareholder must hold his or her Fund shares for more than 60 days during the 120-day period surrounding the ex-dividend date. The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to tax-advantaged dividends are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities that generate fully taxable ordinary income (i.e., income other than tax-advantaged dividends). For any year, so long as the Fund's fully taxable ordinary income and net realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions would be characterized as tax-advantaged dividends. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income.

The Fund may seek to  enhance  the  level of  dividend  income  it  receives  by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four payments in a hold only strategy. In order for dividends received by the Fund to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described herein. Dividend capture trading by the Fund will take account of this consideration. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund's investment criteria. The Fund may invest a significant portion of its assets in each of the utilities and financial services sectors. The utilities sector includes companies engaged in the manufacture, production, generation, transmission, sale or distribution of water, gas, and electric energy as well as companies that provide communication services. Companies in the financial services sector include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy. To the extent that the Fund's portfolio is composed significantly of stocks in the utilities and financial services sectors, the Fund will be more exposed to the particular risks associated with those sectors. However, if market conditions change, the Fund's portfolio would not necessarily be so composed of stocks in these sectors, but could be composed significantly of stocks of issuers in other market sectors. See "Investment objective, policies and risks--Risk Considerations--Sector risk."

INVESTMENT STRATEGY

A team of Eaton Vance investment professionals is responsible for the overall management of the Fund's investments, including the allocation between common and preferred stocks and between U.S. and non-U.S. investments. Individual members of this team with specialized expertise are responsible for the day-to-day management of different portions of the Fund's portfolio. The Fund's investments are actively managed, and securities may be bought or sold on a daily basis.

In selecting securities, the Fund invests primarily in dividend-paying common and preferred stocks of U.S. and non-U.S. companies that produce attractive levels of tax-advantaged dividend income and are, in the opinion of the Adviser, undervalued or inexpensive relative to the overall market. Stocks may be undervalued in relation to other investments due to adverse economic or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. For its investments in common stocks, the Fund also generally seeks to invest in positions that the Adviser believes have the potential for growth of income and capital appreciation over time. For its investments in preferred stocks, the Fund will also take into consideration the interest rate sensitivity of the investments and the Adviser's interest rate expectations.

Investment decisions are made primarily on the basis of fundamental research. The portfolio managers utilize information provided by, and the expertise of, the Adviser's research staff in making investment decisions. In selecting stocks, the portfolio managers consider (among other factors) a company's earnings or cash flow capabilities, dividend prospects and tax treatment of a company's dividends, the strength of the company's business franchises and estimates of the company's net value. Many of these considerations are subjective.

The Fund seeks to achieve high after-tax returns in part by minimizing the taxes incurred by individual Shareholders in connection with the Fund's investment income and realized capital gains. The Fund seeks to minimize distributions that are taxed as ordinary income by investing principally in common and preferred stocks that pay tax-advantaged dividends and generally by avoiding net realized short-term capital gains and fully taxable ordinary income in excess of the Fund's expenses. The Fund seeks to minimize distributions taxed as long-term capital gains by avoiding or minimizing the sale of portfolio securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio managers will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio managers may sell securities to realize capital losses that can be used to offset realized gains (but not tax-advantaged dividends or other ordinary income).

To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends).

In addition to its primary investment policies involving investments in common and preferred stocks, the Fund may invest, to a limited extent, in bonds and other debt securities and engage in certain other investment practices. For federal income tax purposes, income generated by bonds and other fixed-income securities and most derivative investments would be taxable at rates applicable to ordinary income and would not be eligible for treatment as taxed-advantaged dividends. See "Investment objective, policies and risks -Risk Considerations - Sector risk."

INVESTMENT ADVISER AND ADMINISTRATOR

Eaton Vance, an indirect wholly-owned subsidiary of Eaton Vance Corp., is the Fund's investment adviser and administrator. See "Management of the Fund." As of January 31, 2004, Eaton Vance and its subsidiaries managed approximately $ billion on behalf of funds, institutional clients and individuals, including approximately $ billion in tax-managed equity fund assets.

RISK FACTORS SUMMARY

Risk is inherent in all investing. Therefore, before investing in the Fund you should consider certain risks carefully. The primary risks of investing in APS are:

+    If an auction fails, you may not be able to sell some or all of your APS;

+ Because of the nature of the market for APS, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

+    A rating agency could downgrade APS, which could affect liquidity;

+    The Fund may be  forced  to redeem  your APS to meet  regulatory  or rating
     agency   requirements   or  may  elect  to  redeem   your  APS  in  certain
     circumstances;

+ In extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends;

+ If long-term interest rates rise, the value of the Fund's investment in preferred stock, paying fixed dividends and debt securities will decline, reducing the asset coverage for its APS;

+ Due to market fluctuations, the value of the Fund's investments in common stock may fall, reducing the asset coverage for its APS;

+ The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy, if companies in that industry or sector meet the Fund's investment criteria. The Fund may invest a significant portion of its assets in each of the utilities sector and the financial services sector. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting these sectors. As concentration in a sector increases, so does the potential for fluctuation in the net asset value of the Fund.

+ The Fund will invest a significant portion of its assets in foreign securities. Under normal market conditions, the Fund will invest at least 25% of its total managed assets in securities of issuers located in the United States and at least 35% of its total managed assets in securities of issuers located in countries other than the United States. The Fund may invest up to 10% of its total managed assets in issuers located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States.

+ The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund's investment criteria. The Fund may invest a significant portion of its assets in each of the utilities and financial services sectors. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting these sectors. As the percentage of the Fund's assets invested in a particular sector increases, so does the potential for fluctuation in Fund's investments and therefore reduced asset coverage for its APS;

+ If an issuer of an obligation in which the Fund invests is downgraded or defaults, there may be a negative impact on the income and/or asset value of the Fund's portfolio; and

+ The Fund's investments in preferred stock and bonds of below investment grade quality are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade quality securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of non-investment grade quality securities are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

For additional general risks of investing in APS of the Fund, see "Investment objectives, policies and risks--Risk considerations."

TRADING MARKET

APS are not listed on an exchange. Instead, you may buy or sell APS at an auction that normally is held on the dates set forth below by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer") or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of auctions but may discontinue this activity at any time. There is no assurance that a secondary market will develop, or if it does develop, that it will provide shareholders with liquidity. You may transfer APS outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first auction date for each series of APS of the Fund and the day on which each subsequent auction will normally be held for each such series. The first auction date for each series of APS of the Fund will be the Business Day before the dividend payment date for the initial dividend period for each such series. The start date for subsequent dividend periods normally will be the Business Day following the auction date unless the then-current dividend period is a Special Dividend Period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a Business Day.

                                         First auction                Subsequent
                                             date                      auctions
--------------------------------------------------------------------------------
Series A...
Series B...
Series C...
Series D...
Series E...
Series F...
Series G...

DIVIDENDS AND DIVIDEND PERIODS

The table below shows the dividend rate for the initial dividend period of the APS offered in this Prospectus. For subsequent dividend periods, APS will pay dividends based on a rate set at auctions. For Series A, Series B, Series C, Series D, Series E and Series F APS, dividends are generally paid on the day following the end of the dividend period. For Series G APS, dividends are generally paid on the first Business Day of each month and on the day following the end of the dividend period. The rate set at auction will not exceed the Maximum Rate. See "The Auction--Auction procedures."

Finally, the table below shows the numbers of days of the initial dividend period for the APS. Subsequent dividend periods generally will be days for Series A, Series B, Series C, Series D APS, Series E APS, Series F APS and Series G APS. The dividend payment date for Special Dividend Periods of more than days will be set out in the notice designating a Special Dividend Period. See "Description of APS--Dividends and dividend periods."

                                                       Dividend                      Number of
                                                   payment date                        days of
                   Initial             Date of      for initial       Subsequent       initial
                  dividend        accumulation         dividend         dividend      dividend
                      rate     of initial rate           period     payment date        period
------------------------------------------------------------------------------------------------
Series A...              %
Series B...              %
Series C...              %
Series D...              %
Series E...              %
Series F...              %
Series G...              %

TAXATION

Dividends paid with respect to APS should constitute dividends for federal income tax purposes to the extent attributable to the Fund's current or accumulated earnings and profits. For a further discussion of the tax treatment of dividends paid by the Fund see "Taxes--General." Distributions of net capital gain, to the extent so designated, will be treated as long-term capital gains.

REDEMPTION

Although the Fund will not ordinarily redeem APS, it may be required to redeem APS if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet a rating agency guideline in a timely manner. See "Description of APS--Redemption--Mandatory redemption." The Fund may voluntarily redeem APS in certain circumstances. See "Description of APS--Redemption--Optional redemption."

LIQUIDATION PREFERENCE

The liquidation preference of the APS of each series is $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation rights."

RATING

Shares of APS of the Fund will be issued with a credit quality rating of AAA or Aaa from both and . The Fund may at some future time look to have its APS rated by additional or substitute rating agencies. Because the Fund is required to maintain at least two ratings, it must own portfolio securities of sufficient value with adequate credit quality to meet the rating agency's guidelines. See "Description of APS--Rating agency guidelines and asset coverage."

VOTING RIGHTS

The 1940 Act requires that the holders of APS and any other Preferred Shares of the Fund, voting as a separate class, have the right to elect at least two Trustees of the Fund at all times and to elect a majority of the Trustees at any time when two years' dividends on the APS or any other Preferred Shares are unpaid. The holders of APS and any other Preferred Shares of the Fund will vote as a separate class on certain other matters as required under the Fund's Agreement and Declaration of Trust ("Declaration of Trust") and the 1940 Act. See "Description of APS--Voting rights" and "Certain provisions of the Declaration of Trust."

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings "Income (loss) from operations" and "Ratios/Supplemental data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on January 30, 2004 until , 2004. Since the Fund commenced operations on January 30, 2004, the tables cover approximately weeks of operations, during which a substantial portion of the Fund's assets were invested in high-quality, short-term debt securities. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                        FINANCIAL STATEMENTS (Unaudited)
                              FINANCIAL HIGHLIGHTS
                              as of         , 2004

                                                                Period ended
                                                                , 2004 (2)(3)

Net asset value--Beginning of period(4)..................       $
Income (loss) from operations
Net investment income....................................       $
Net realized and unrealized gain.........................       $
                                                                 -----------
Total income from operations.............................       $
                                                                 -----------
Common share offering costs..............................       $
                                                                 -----------
Net asset value--End of period...........................       $
                                                                 -----------
Market value--End of period..............................       $
                                                                 -----------
Total Investment Return on Net Asset Value(5)............                   %
Total Investment Return on Market Value(5)...............                   %
Ratios/Supplemental Data(1)
Net assets, end of period (000's omitted)................       $
Ratios (As a percentage of average daily net assets):
  Net expenses...........................................                   %(6)
  Net investment income..................................                   %(6)
Portfolio Turnover.......................................                   %

----------

(1) The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such action not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses..............................................                    %(6)
  Net investment income.................................                    %(6)
  Net investment income per share.......................        $

(2)  For the period from the start of business, January 30, 2004, to , 2004.

(3)  Computed using average common shares outstanding.

(4) Net asset value at beginning of period reflects the deduction of the sales load of $ per share paid by the shareholder from the $ offering price.

(5) Total investment return on net asset value is calculated assuming a purchase at the offering price of $ less the sales load of $ per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $ less the sales load of $ per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Annualized.

THE FUND

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the "Fund") is a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on November 14, 2003. The Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265.

The Fund commenced operations on January 30, 2004 upon the closing of an initial public offering of shares of its common shares of beneficial interest, $0.01 par value (the "Common Shares"). The Common Shares of the Fund are traded on the New York Stock Exchange ("NYSE") under the symbol "ETG." In connection with the initial public offering of the Fund's Common Shares, the underwriters were granted an option to purchase, at a price of $20.00 per Common Share, 10,500,000 additional Common Shares to cover over-allotments. On 2004, the Fund issued Common Shares pursuant to a partial exercise of the over-allotment option.

Certain of the capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

USE OF PROCEEDS

The net proceeds of this offering will be  approximately  $           after  the
payment of the sales load and expected offering costs. See "Underwriting." The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in obligations that meet those investment objectives and policies during a period estimated not to exceed three months from the completion of the offering of the APS depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds may be invested in high quality, short-term debt securities.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of , 2004 and as adjusted to give effect to the issuance of the APS offered hereby.

                                                                       Actual            As adjusted
-----------------------------------------------------------------------------------------------------
                                                                      (unaudited)        (unaudited)
Preferred shares, par value, $0.01 per share (no shares
  issued; ________, as adjusted, at $25,000 per share
  liquidation preference)...................................          $        --        $
                                                                      ===========        ============
Shareholders' equity:
Common Shares, par value, $0.01 per share (___________
  shares issued and outstanding)............................          $                  $
Capital in excess of par value attributable to Common
  Shares....................................................
Net undistributed investment income.........................
Net accumulated realized gain (loss)........................              (      )          (        )
Net unrealized appreciation on investments..................
                                                                      -----------
Net Assets..................................................          $                 $
                                                                      ===========        ============

PORTFOLIO COMPOSITION

As of          2004, the following  table indicates the  approximate  percentage of the Fund's portfolio invested in common stock, preferred stock and short-term obligations. Also included in the table is other information with respect to the portion of the Fund's investment portfolio invested in preferred stock as of the same date.

                                                                                   Number of
Investment                                  S&P(1)     Moody's(1)     Fitch(1)       Issues     Value      Percent
-------------------------------------------------------------------------------------------------------------------
Common Stock                                --         --             --           --                           %
Preferred Stock                             AA         Aa             AA                                        %
                                            A          A              A                                         %
                                            BBB        Baa            BBB                                       %
                                            BB         Ba             BB                                        %
                                                                                   --
                                            Unrated
  Cash and cash equivalents                 --         --             --           --                           %
                                                                                                              --
  Total....................                                                                     $               %
                                                                                                ========     ===

----------

(1) Ratings: Using the higher of S&P's, Moody's or Fitch's ratings on the Fund's investments. S&P and Fitch rating categories may be modified further by a plus (+) or minus (--) in AA, A, BBB, BB, B, and CCC ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B, and Caa ratings.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

INVESTMENT OBJECTIVE

Eaton Vance Tax-Advantaged Global Dividend Income Fund's (the "Fund") investment objective is to provide a high level of after-tax total return. Such return is expected to consist primarily of tax-advantaged dividend income and capital appreciation. The Fund's investment objective is fundamental and cannot be changed without the approval of the Shareholders, as required under the 1940 Act.

PRIMARY INVESTMENT POLICIES

GENERAL COMPOSITION OF THE FUND
Under normal market conditions, the Fund will invest at least 80% of its total managed assets in dividend-paying common and preferred stocks of U.S. and foreign issuers that Eaton Vance believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The remainder of the
Fund's portfolio may be invested in stocks and other investments that pay distributions taxable for federal income tax purposes at rates applicable to ordinary income. Initially, the Fund expects to invest approximately 75%-85% of its total assets in common stocks and approximately 15%-25% of its total assets in preferred stocks. The Fund's policy of investing, in normal market conditions, at least 80% of its total managed assets in dividend-paying common and preferred stocks of U.S. and foreign issuers that Eaton Vance believes at the time of investment are eligible to pay tax-advantaged dividends may only be changed by the Fund's Board following the provision of 60 days prior written notice to holders common shares of beneficial interest of the Fund ("Common Shareholders"). The Adviser retains broad discretion to allocate the Fund's investments between common and preferred stocks in a manner that it believes will best effectuate the Fund's objective. The Fund may invest in common and preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund will invest at least 25% of its total managed assets in the securities of U.S. issuers and at least 35% of its total managed assets in the securities of issuers located in countries other than the United States ("Non-U.S. Issuers"). This means, at times, the Fund may invest up to 65% of its total managed assets in securities of U.S. issuers. Initially, the Fund intends to invest approximately 40% of its total managed assets in Non-U.S. Issuers. Under normal market conditions, the Fund will invest in issuers located in at least three countries, including the United States.

Under normal market conditions, with respect to that portion of its assets invested in preferred stocks, the Fund expects to invest primarily in preferred stocks of investment grade quality (which is at least BBB- as determined by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"), Baa3 as determined by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined to be of comparable quality by Eaton Vance). However, the Fund may from time to time purchase preferred stocks of below investment grade quality that at the time of purchase are rated at least B as determined by S&P, Fitch or Moody's or, if unrated, are determined to be of comparable quality by Eaton Vance. Securities of below investment grade quality commonly are referred to as "junk" preferred stocks and bonds, as the case may be. The Fund will not invest more than 10% of its total managed assets in preferred stocks and bonds of below investment grade quality. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Below investment grade quality securities are considered to be predominantly speculative because of the credit risk of the issuers. See "Investment objective, policies and risks--Risk Considerations--Non-investment grade securities risk."

The Fund seeks dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders are taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to Shareholders. For the Fund to receive tax-advantaged dividend income, the Fund must hold stock paying an otherwise tax-advantaged dividend for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 180-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. Similar provisions apply to each Shareholder's investment in the Fund. Corporate shareholders of the Fund are not eligible for this favorable federal income tax treatment. In order for otherwise tax-advantaged dividends from the Fund received by an individual Shareholder to be taxable at long-term capital gains rates, the Shareholder must hold his or her Fund shares for more than 60 days during the 120-day period surrounding the ex-dividend date (or more than 90 days during the associated 180-day period, in the case of dividends attributable to periods in excess of 360 days paid with respect to preferred stock). The provisions of the Code applicable to tax-advantaged dividends are effective through 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities that generate fully taxable ordinary income. For any year, so long as the Fund's fully taxable ordinary income and net realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions would be characterized as tax-advantaged dividends. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income.

The Fund may seek to  enhance  the  level of  dividend  income  it  receives  by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four payments in a hold only strategy. In order for dividends received by the Fund to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described herein. Dividend capture trading by the Fund will take account of this consideration. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

INVESTMENT STRATEGY
A team of Eaton Vance investment professionals is responsible for the overall management of the Fund's investments, including the allocation between common and preferred stocks and between U.S. and non-U.S. investments. Individual members of this team with specialized expertise are responsible for the day-to-day management of different portions of the Fund's portfolio. The Fund's investments are actively managed and securities may be bought or sold on a daily basis.

In selecting securities, the Fund invests primarily in dividend-paying common and preferred stocks of U.S. and non-U.S. companies that produce attractive levels of tax-advantaged dividend income and are, in the opinion of the Adviser, undervalued or inexpensive relative to the overall market. Stocks may be undervalued in relation to other investments due to adverse economic or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. For its investments in common stocks, the Fund also generally seeks to invest in positions that the Adviser believes have the potential for growth of income and capital appreciation over time. For its investment in preferred stocks, the Fund will also take into consideration the interest rate sensitivity of the investments and the Adviser's interest rate expectations.

Investment decisions are made primarily on the basis of fundamental research. The portfolio managers utilize information provided by, and the expertise of, the Adviser's research staff in making investment decisions. In selecting stocks, the portfolio managers consider (among other factors) a company's earnings or cash flow capabilities, dividend prospects and tax treatment of a company's dividends, the strength of the company's business franchises and estimates of the company's net value. Many of these considerations are subjective.

The Fund may not invest 25% or more of its assets in the securities of issuers in any single industry. The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund's investment criteria. The Fund may invest a significant portion of its assets in each of the utilities and financial services sectors. The utilities sector includes companies engaged in the manufacture, production, generation, transmission, sale and distribution of water, gas and electric energy, as well as companies engaged in the communication field. Companies in the financial services sector include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies. See "Investment objective, policies and risks--Additional Risk Considerations--Sector risk."

TAX-MANAGED INVESTING
The Fund seeks to achieve high after-tax returns for Common Shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains. The Fund seeks to minimize distributions that are taxed as ordinary income by investing principally in common and preferred stocks that pay tax-advantaged dividends and generally by avoiding net realized short-term capital gains and fully taxable ordinary income in excess of the Fund's expenses. The Fund seeks to minimize distributions taxed as long-term capital gains by avoiding or minimizing the sale of portfolio securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio managers will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio managers may sell securities to realize capital losses that can be used to offset realized gains but not tax-advantaged dividends or other ordinary income.

To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends). In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. The Fund may make use of derivative instruments for hedging and risk management purposes without restriction. In addition, the Fund may invest up to 10% of its total managed assets in derivative instruments acquired for non-hedging purposes in order to gain exposure to securities, securities markets, market indices and/or currencies consistent with its investment objective and policies.

Taxes are a major influence on the net returns that investors receive on their taxable investments. There are five components of the returns of a regulated investment company that invests in equities--price appreciation, distributions of tax-advantaged dividends, distributions of other investment income and distributions of realized short-term and long-term capital gains--which are treated differently for federal income tax purposes. Distributions of income other than tax-advantaged dividends and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates as high as 35%. Distributions of tax-advantaged dividends and net realized long-term gains (on stocks held for more than one year) are taxed at rates up to 15%. Returns derived from price appreciation are untaxed until the shareholder sells his or her shares. Upon sale, a capital gain or loss (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of such sale and the shareholder's adjusted tax basis is realized. As described above, the Fund seeks to achieve favorable after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.

COMMON STOCKS
Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

PREFERRED STOCKS
Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. See "Investment objective, policies and risks--Additional Risk Considerations--Sector risk." They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates and in the dividends received deduction for corporate taxpayers or the characterization of dividends as tax-advantaged as described herein.

Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

FOREIGN SECURITIES
The Fund will invest a significant portion of its assets in foreign securities. As discussed above, under normal market conditions, the Fund will invest at least 25% of its total managed assets in securities of issuers located in the United States and at least 35% of its total managed assets in securities of issuers located in countries other than the United States. The Fund may invest up to 10% of its total managed assets in issuers located in emerging market countries.

GENERAL. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

EMERGING MARKETS. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

ADDITIONAL INVESTMENT PRACTICES

REAL ESTATE INVESTMENT TRUSTS
The Fund may invest in companies that are treated as real estate investment trusts for federal income tax purposes ("REITs"). REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio, that is comprised of REIT shares. REIT income distributions received by the Fund generally will not be treated as tax-advantaged dividends.

CORPORATE BONDS AND OTHER DEBT SECURITIES
In addition to its investments in common and preferred stocks, the Fund may invest in a wide variety of bonds, debentures and similar debt securities of varying maturities and durations issued by corporations and other business entities, including limited liability companies. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date. For its investments in bonds and other debt securities, the Fund will only invest in securities that are rated at least B by S&P, Fitch or Moody's or, if unrated, determined to be of comparable quality by Eaton Vance. Debt securities of below investment grade quality, commonly known as "junk bonds," are considered to be predominantly speculative in nature because of the credit risk of the issuers. See "Investment objective, policies and risks--Additional Risk

Considerations--Non-investment grade securities risk." Income payments on debt securities received by the Fund will be fully taxable as ordinary income.

WARRANTS
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which a warrant is held.

CONVERTIBLE SECURITIES AND BONDS WITH WARRANTS ATTACHED
The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock. Income payments on convertible fixed-income obligations will be taxable as ordinary income; dividend payments on convertible preferred stocks may be tax-advantaged dividends depending on the nature of the preferred stock.

SHORT SALES
The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends).

TEMPORARY INVESTMENTS
Interest generated by investments in cash or cash equivalents will be taxable for federal income tax purposes at rates applicable to ordinary income. During unusual market circumstances, the Fund may invest temporarily in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During such market circumstances, the Fund may not pay tax-advantaged dividends.

FOREIGN CURRENCY TRANSACTIONS
The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets. Income or gains earned on any of the Fund's foreign currency transactions generally will be treated as fully taxable income (i.e. income other than tax-advantaged dividends).

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions are not entered into for the purpose of investment leverage.

ILLIQUID SECURITIES
The Fund may invest up to 15% of its total managed assets in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.
Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities. The Fund may invest, without limitation, in illiquid securities.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

SWAPS
Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies.

In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

INTEREST RATE SWAPS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). Income payments on interest rate swaps are taxable as ordinary income.

TOTAL RETURN SWAPS. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s) which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s). Amounts realized on total return swaps may be taxable as ordinary income (i.e., income other than tax-advantaged dividends), capital gain or a combination thereof depending on the nature of the swap contract.

FUTURES AND OPTIONS ON FUTURES
The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that Eaton Vance's use of futures will be advantageous to the Fund. Nationally recognized statistical rating organizations (each a "Rating Agency") guidelines on any preferred shares issued by the Fund, including the APS, or covenants on Fund borrowings may limit use of these transactions. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or foreign currency contract held by the Fund is a Section 1256 contract, the contract will be marked-to-market and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

SECURITIES LENDING
The  Fund  may  seek  to  earn  income  by  lending   portfolio   securities  to
broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the Adviser, the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. Income realized from securities lending and payments in lieu of dividends on loaned stock will generally be fully taxable as ordinary income.

BORROWINGS
The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. The Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. Income realized on reverse repurchase agreements will be fully taxable as ordinary income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. While there is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

PORTFOLIO TURNOVER
As noted above, the Fund may sell securities to realize capital losses that can be used to offset capital gains (but not tax-advantaged dividends or other ordinary income) or in connection with dividend recapture strategies. Use of these tax management strategies will increase portfolio turnover. Although the Fund cannot accurately predict its portfolio turnover rate, it may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in realization of net short-term capital gains.

RISK CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in APS.

INTEREST RATE RISK
The Fund issues APS, which pay dividends based on short-term interest rates, and uses the proceeds to buy obligations, which pay interest based on longer-term yields. Longer-term bond obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, APS rates may rise such that the amount of dividends paid to APS holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of APS. Because income from the Fund's entire investment portfolio (not just the portion purchased with the proceeds of the APS offering) is available to pay APS dividends, however, APS dividend rates would need to exceed greatly the Fund's net portfolio income before the Fund's ability to pay APS dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the APS.

AUCTION RISK
Holders of APS may not be able to sell APS at an Auction if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those APS. Also, if a hold order is placed at an Auction (an order to retain APS) only at a specified rate, and that bid rate exceeds the rate set at the Auction, the APS will not be retained. Finally, if you elect to buy or retain APS without specifying a rate below which you would not wish to continue to hold those APS, and the auction sets a below market rate, you may receive a lower rate of return on your APS then the market rate. See "Description of APS" and "The Auction--Auction procedures."

SECONDARY MARKET RISK
It may not be possible to sell APS between auctions or it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. If the Fund has designated a Special Dividend Period (a dividend period of more than days in the cases of Series A APS, Series B APS, Series C APS, Series D APS, Series E APS, Series F APS, and Series G APS), changes in interest rates could affect the price of APS sold in the secondary market. Broker-dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling Shareholder may sell APS between Auctions at a price per share of less than $25,000. Accrued APS dividends, however, should at least partially compensate for the increased market interest rate.

RATINGS AND ASSET COVERAGE RISK
While            and            assign a rating  of "AAA" or "Aaa"  to  the APS,
the ratings do not eliminate or necessarily mitigate the risks of investing in APS. A rating agency could downgrade APS, which may make APS less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades APS of the Fund, the Fund will alter its portfolio or redeem APS. The Fund may voluntarily redeem APS under certain circumstances. A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. See "Description of APS--Rating agency guidelines and asset coverage" for a description of the asset maintenance tests the Fund must meet.

ISSUER RISK
The value of common and preferred stocks held by the Fund may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

INCOME RISK
The income investors receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's preferred stock holdings and any bond holdings could drop as well, which could reduce the amount of income available to pay dividends with respect to the APS.

COMMON STOCK RISK
The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

PREFERRED STOCK RISK
The Fund will have substantial exposure to preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

FOREIGN SECURITY RISK
The Fund will have substantial exposure to foreign securities. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

VALUE INVESTING RISK
The Fund focuses its investments on dividend-paying common and preferred stocks that the Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

NON-INVESTMENT GRADE SECURITIES RISK
The Fund's investments in preferred stocks and bonds of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest in preferred stocks or bonds that are rated, at the time of purchase, below B as determined by S&P, Moody's or Fitch, or, if unrated, determined to be of comparable quality by Eaton Vance. The Fund will not invest more than 10% of its gross assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

SECTOR RISK
The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy, if companies in that industry or sector meet the Fund's investment criteria. The Fund may invest a significant portion of its assets in each of the utilities sector and the financial services sector. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting these sectors. As concentration in a sector increases, so does the potential for fluctuation in the net asset value of the Fund.

The utilities sector generally includes companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric energy, gas, or water, or, in certain instances, the providing of communications services. Certain segments of this sector and individual companies within such segments may not perform as well as the sector as a whole. Many utility companies historically have been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of the utility companies to operate and utilize such facilities, thus reducing the utility companies' earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. There can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Costs incurred by utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rate of return of utility companies generally is subject to review and limitation by state public utility commissions, which often results in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utilities have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business.

The industries within the financial services sector are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries.

The banking industry can be significantly affected by the recent adoption of legislation that has reduced the separation between commercial and investment banking businesses and changed the laws governing capitalization and the savings and loan industry. While providing diversification, this new legislation could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition can also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded banks. In addition, general economic conditions are important to banks that face exposure to credit losses and can be significantly affected by changes in interest rates.

The brokerage and investment management industries can be significantly affected by changes in regulations, brokerage commission structure, and a competitive environment combined with the high operating leverage inherent in companies in this industry. The performance of companies in these industries can be closely tied to the stock and bond markets and can suffer during market declines. Revenues can depend on overall market activity.

The insurance industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of cash reserves, the inability to collect from reinsurance carriers, liability for the coverage of environmental clean-up costs from past years, and as yet unanticipated liabilities. Also, insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels, and can be adversely affected by proposed or potential tax law changes.

DERIVATIVES RISK
Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

LIQUIDITY RISK
The Fund may invest up to 15% of its total managed assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value.

INFLATION RISK
Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the APS and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

MANAGEMENT RISK
The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

MARKET DISRUPTION
The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These terrorist attacks and related events, including the war in Iraq, its aftermath and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares and the APS.

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Fund's Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $ billion as of January 31, 2004, including approximately $ billion in tax-managed equity fund assets. Eaton Vance is an indirect, wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

Under the general supervision of the Fund's Board, the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of 0.85% of the average daily gross assets of the Fund, subject to the expense reimbursement arrangements described above. Gross assets of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from any borrowings and from the issuance of preferred shares.

Duncan W. Richardson (Senior Vice President and Chief Equity Investment Officer of Eaton Vance), Michael R. Mach, Judith A. Saryan, Thomas H. Luster and other Eaton Vance investment professionals comprise the investment team responsible for the overall management of the Fund's investments as well as allocations of the Fund's assets between common and preferred stocks. Mr. Mach, Ms. Saryan, and Mr. Luster are the portfolio managers responsible for the day-to-day management of specific segments of the Fund's investment portfolio.

Mr. Mach has been an Eaton Vance portfolio manager since 1999 and is a Vice President of Eaton Vance and Boston Management and Research, an Eaton Vance subsidiary ("BMR"). He also manages other Eaton Vance value equity portfolios. Prior to joining Eaton Vance, Mr. Mach was a Managing Director and Senior Analyst for Robertson Stephens (1998-1999). Additionally, he served as managing director and senior analyst of Piper Jaffray's Industrial Select research product (1996-1998). Mr. Mach previously served as a Senior Vice President at Putnam Investments, with responsibilities that included equity analysis, mutual fund management and institutional account management (1989-1996).

Ms. Saryan has been an Eaton Vance portfolio manager since 1999 and is a Vice President of Eaton Vance and BMR. She also manages Eaton Vance's utilities portfolio. Prior to joining Eaton Vance, Ms. Saryan was a portfolio manager and equity analyst for State Street Global Advisors (1980-1999).

Mr. Luster has been an Eaton Vance portfolio manager and analyst since 1994 and is a Vice President of Eaton Vance and BMR. He is co-head of Eaton Vance's Investment Grade Fixed Income Group. Prior to joining Eaton Vance, Mr. Luster consulted for Deloitte & Touche (1990-1994).

Mr.  Mach,  Ms.  Saryan  and  Mr.  Luster   currently   co-manage   Eaton  Vance
Tax-Advantaged Dividend Income Fund.

The Fund and the Adviser have adopted a Code of Ethics relating to personal securities transactions. The Code of Ethics permits Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Code of Ethics.

Eaton  Vance  serves as  administrator  of the Fund but  currently  receives  no compensation for providing administrative services to the Fund. Under an Administration Agreement with the Fund ("Administration Agreement"), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business.

DESCRIPTION OF APS

The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Declaration of Trust and Amended By-Laws, including the provisions thereof establishing the APS. The Fund's Declaration of Trust and the form of Amended By-Laws establishing the terms of the APS have been filed as exhibits to or incorporated by reference in the Registration Statement of which this Prospectus is a part. The Amended By-Laws for the Fund may be found in Appendix B to the Fund's Statement of Additional Information.

GENERAL

The  Declaration  of Trust  authorizes  the issuance of an  unlimited  number of shares of  beneficial  interest  with  preference  rights,  including  Preferred
Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. The Fund's Amended By-Laws currently authorize the number of shares of APS of each series set forth below in "Description of Capital Structure." The APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation rights."

The APS of each series will rank on parity with shares of any other series of APS and with shares of other series of Preferred Shares of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. All shares of APS carry one vote per share on all matters on which such shares are entitled to be voted. APS, when issued, will be fully paid and, subject to matters discussed in "Certain provisions of the Declaration of Trust," non-assessable and have no preemptive, conversion or cumulative voting rights. The APS will not be convertible into Common Shares or other capital stock of the Fund, and the holders thereof will have no preemptive or cumulative voting rights.

DIVIDENDS AND DIVIDEND PERIODS

GENERAL
After the Initial Dividend Period, each Subsequent Dividend Period for the APS will generally consist of seven days, in the cases of Series A, Series B, Series C and Series D APS (a "7-Day Dividend Period"), twenty-eight days, in the cases of Series E and Series F APS (a "28-Day Dividend Period") and sixty-three days, in the case of Series G APS (a "63-Day Dividend Period"); provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period as discussed below. The holders of the Fund's APS will be entitled to receive, when, as and if declared by that Fund's Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their APS, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the dates set forth below. Dividends on the APS of the Fund so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Fund's Common Shares.

Dividends on the APS will accumulate from the date on which the Fund originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on the APS with respect to the Initial Dividend Period shall be payable on the applicable Initial Dividend Payment Date. Following the Initial Dividend Payment Date, dividends on the APS will generally be payable either (i) with respect to any 7-Day Dividend Period, any -Day Dividend Period and any Special Dividend Period of or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any -Day Dividend Period and any Special Dividend Period of more than days, monthly on the first Business Day of each calendar month and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next Business Day following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of APS set forth in the Amended By-Laws. The Initial Dividend Period, 7-Day Dividend Periods, -Day Dividend Periods, -Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

Each  dividend  will be paid to the record  holder of the APS,  which  holder is expected to be the nominee of the Securities Depository. See "The Auctions--General--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Non-payment period; late charge" below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

The amount of cash dividends per share of APS payable (if declared) on each Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

NOTIFICATION OF DIVIDEND PERIOD
With respect to each Dividend Period that is a Special Dividend Period, the Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the APS will be a number of days (other than seven, in the cases of Series A, Series B, Series C and Series D APS, other than , in the cases of Series E and Series F APS, and other than , in the case of Series G APS), evenly divisible by seven, and not fewer than seven nor more than three hundred sixty-four in the case of a Short-Term Dividend Period or one whole year or more but not greater than five years in the case of a Long-Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short-Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS and, in the case of a Long-Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS, (v) the investment objective of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

If the Broker-Dealers shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the APS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the APS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the
Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period
to          and           . The Fund shall not give a Notice of Special Dividend

Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if
(x) either the 1940 Act APS Asset  Coverage is not  satisfied  or the Fund shall
fail to maintain           Eligible Assets or            Eligible Assets with an
aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of
Revocation  to           and           . If the Fund is  prohibited  from giving
a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period, in the cases of Series A, Series B, Series C and Series D APS, a -Day Dividend Period in the cases of Series E and Series F APS or a -Day Dividend Period in the case of Series G APS. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, in the cases of Series A, Series B, Series C and Series D APS, a -Day Dividend Period in the cases of Series E and Series F APS or a -Day Dividend Period in the case of Series G APS, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period, in the cases of Series A,

Series B, Series C and Series D APS, a -Day Dividend Period in the cases of Series E and Series F APS or a -Day Dividend Period in the case of Series G APS.

DETERMINATION OF DIVIDEND RATE
The dividend rate on the APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for the APS (the "Initial Dividend Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for the APS, the Applicable Rate on the APS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for the APS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "Dividends--General."

NON-PAYMENT PERIOD; LATE CHARGE
A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the APS of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the APS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period, in the cases of Series A, Series B, Series C and Series D APS, a -Day Dividend Period in the cases of Series E and Series F APS or a -Day Dividend Period in the case of Series G APS. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment
Period  Rate if the Board of  Trustees  of the Fund  determines              and
          and           (or  any  Substitute  Rating  Agency in lieu of
and            in the event such party shall not rate the APS)  advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the APS.

RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS
Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200% (or such other percentage as in the future may be required by law). Under the Code, the Fund must, among other things, distribute each year at least 90% of the sum of its investment company taxable income and certain other income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes."

Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See "Voting rights" below.

For so long as any APS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other shares of beneficial interest of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or shares of any other such junior shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have Eligible Assets and Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and the 1940 Act APS Asset Coverage (see "Rating Agency guidelines and asset coverage" and "Redemption" below) would be satisfied, (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (C) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Amended By-Laws.

REDEMPTION

MANDATORY REDEMPTION
The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Eligible Assets or Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" of APS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. Any such redemption will be limited to the lesser number of APS necessary to restore the Discounted Value or the 1940 Act APS Asset Coverage, as the case may be, or the maximum number that can be redeemed with funds legally available under the Declaration of Trust and applicable law.

OPTIONAL REDEMPTION
To the extent permitted under the 1940 Act and under Massachusetts law, upon giving a Notice of Redemption, as provided below, the Fund, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the APS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. The Fund has the authority to redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on all remaining outstanding APS, and all capital shares of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's
failure to  maintain           Eligible  Assets and             Eligible  Assets
with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS of such series pursuant to a successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding APS of such series.

LIQUIDATION RIGHTS

Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of APS will be entitled to receive, out of the assets of the Fund available for distribution to Shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payment. If such assets of the Fund shall be insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of APS will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Amended By-Laws. These requirements are summarized below.

1940 ACT APS ASSET COVERAGE
The Fund will be required under the Amended By-Laws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are beneficial interests in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are beneficial interests of a closed-end investment company as a condition of paying dividends on its common shares) ("1940 Act APS Asset Coverage"). If the Fund fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "Redemption" below.

The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS) computed using the Fund's net assets as of 2004 and the APS had been issued as of such date will be as follows:

  Value of Fund assets less liabilities not
       constituting senior securities     -        $                   =       %
-----------------------------------------------    ------------------
 Senior securities representing indebtedness       $
        plus liquidation value of APS

APS Basic Maintenance Amount

The Fund intends that, so long as APS are  outstanding,  the  composition of its
portfolio  will reflect  guidelines  established  by           and            in
connection  with the Fund's  receipt of a rating for such  shares on or prior to
their  Date of  Original  Issue of at least  AAA/Aaa  from         and         .
          and           , which  are rating agencies,  issue ratings for various
securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by and in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for
          and           to  issue the  above-described  ratings  for APS,  which
ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

The Fund intends to maintain a Discounted Value for its portfolio at least equal
to the APS Basic Maintenance Amount.  Both         and          have established
guidelines for determining Discounted Value. These guidelines define eligible portfolio assets (" Eligible Assets" and " Eligible Assets"). To the extent any particular portfolio holding does not satisfy these guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted
Value of the  Fund's  portfolio  assets.  The           and           guidelines
do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio of the Fund at any time may vary depending upon the rating, diversification and other characteristics of eligible assets included in the portfolio, although it is not anticipated in the normal course of business the value of such assets will exceed 20% of the Fund's total assets. The APS basic maintenance amount includes the sum of (a) the aggregate liquidation preference of APS then outstanding and (b) certain accrued and projected payment obligations of the Fund.

Upon any failure to maintain the required aggregate Discounted Value, the Fund will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the APS will be subject to mandatory redemption. See "Description of APS--Redemption." The APS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of APS then outstanding and (ii) certain accrued and projected payment obligations of the Fund.

The  Fund  may,  but is not  required  to,  adopt  any  modifications  to  these
guidelines that hereafter may be established by          and           . Failure
to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for the APS, at any time, may change or withdraw any such rating. As set forth in the Amended By-Laws, the Fund's Board of Trustees, without Shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the Rating Agency guidelines, provided the Board of Trustees has obtained written confirmation from
or           that any such change would not impair the ratings then  assigned by
          or           to the APS as applicable.

As recently described by           and            , a preferred shares rating is
an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. The ratings on the APS are not recommendations to purchase, hold or sell APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the Rating Agency guidelines described above address the likelihood that a holder of APS will be able to sell such shares in an Auction. The ratings are based on current information
furnished to           and           by the Fund and the Adviser and information
obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a Rating Agency.

A Rating Agency's guidelines will apply to the Fund's APS only so long as such agency is rating such shares. The Fund will pay certain fees to each Rating Agency that rates the Fund's APS.

VOTING RIGHTS
Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of APS of the Fund will be entitled to one vote per share on each matter submitted to a vote of Shareholders and will vote together with holders of Common Shares and other Preferred Shares of the Fund as a single class.

In connection with the election of the Fund's Trustees, holders of the APS and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of Common Shares and APS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding APS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any Preferred Shares are entitled, together with the holders of APS, to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of APS and any other Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of Shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of the APS and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other Preferred Shares for all past Dividend Periods, the additional voting rights of the holders of APS and any other Preferred Shares as described above shall cease, and the terms of office of all of the additional Trustees elected by the holders of APS and any other Preferred Shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of APS and any other Preferred Shares have the right to elect in any event) will terminate automatically.

The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to the APS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of Preferred Shares which are substantially identical in all respects to the APS or
(ii) amend, alter or repeal the provisions of the Declaration of Trust or the Amended By-Laws, whether by merger, consolidation or otherwise, so as to affect adversely any of the contract rights expressly set forth in the Declaration of Trust or the Amended By-Laws of holders of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by holders of APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without Shareholder approval, may amend, alter or repeal any or all of the various Rating Agency guidelines described herein in the event the Fund receives confirmation from the Rating Agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS. Unless a higher percentage is provided for under "Certain provisions in the Declaration of Trust," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment objectives and policies." The class vote of holders of APS and any other Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and APS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.

The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

THE AUCTIONS

GENERAL

Holders of the APS will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of the Fund, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The provisions of the Amended By-Laws establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Amended By-Laws (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell the APS. The Amended Bylaws, which contain the Auction Procedures, are attached as Appendix B to the Fund's Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of APS--Dividends and Dividend Periods--Determination of dividend rate."

AUCTION AGENT AGREEMENT
The Fund will enter into an agreement (the "Auction Agent Agreement") with Deutsche Bank Trust Company Americas ("Auction Agent" and together with any successor bank or trust company or other entity entering into a similar agreement with the Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the APS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

In addition to serving as the Auction Agent, the Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the APS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions and will not be responsible for any evaluation or verification of any matters certified to it.

BROKER-DEALER AGREEMENTS
The  Auctions  require  the  participation  of one or more  broker-dealers.  The
Auction Agent will enter into agreements with           ,           ,          ,
and with respect to the Fund and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the
Broker-Dealer  Agreement  with           ,           and           may   not  be
terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period, -Day Dividend Period or -Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

SECURITIES DEPOSITORY
The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. One or more registered certificates for all of the shares of each series of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the APS contained in the Amended By-Laws. Cede & Co. initially will be the holder of record of all APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Amended By-Laws set forth in Appendix B to the Fund's Statement of Additional Information.

AUCTION DATE
An Auction to determine the Applicable Rate for the APS offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the last Business Day preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date").

The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. See "Description of APS -- Dividends and Dividend Periods" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS
On or prior to each Auction Date for a series of APS:

     (a) each Beneficial Owner may submit to its Broker-Dealer by telephone orders ("Orders") with respect to a series of APS as follows:

          (i) Hold Order--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

          (ii) Bid--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

          (iii) Sell Order--indicating the number of outstanding APS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

     (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

The Maximum Applicable Rate for the APS will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

The Maximum Applicable Rate for the APS will depend on the credit rating or ratings assigned to such shares. The Maximum Applicable Rate for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the Applicable Spread Over the Reference Rate. The Applicable Percentage of the Reference Rate or Applicable Spread Over the Reference Rate will be determined
based on the credit rating assigned on such date to such shares by           and
          (or if           or          shall not make such rating available, the
equivalent of such rating by a Substitute Rating Agency) as follows:

                 Credit Ratings
--------------------------------------------------
      Moody's                  S&P/Fitch                  Applicable Percentage            Applicable Spread
--------------------     -------------------------          of Reference Rate             Over Reference Rate
                                                       ---------------------------     -------------------------
        Aaa                         AAA
     Aa3 to Aa1                  AA- to AA+
      A3 to A1                    A- to A+
    Baa3 to Baa1                BBB- to BBB+
   Ba1 and lower               BB+ and lower


There is no minimum Applicable Rate in respect of any Dividend Period.

The  Fund will take all  reasonable  action  necessary to enable             and
          to provide a rating for the APS.  If           or            shall not
make such a rating available, the Underwriters or their affiliates and successors, after consultation with the Fund, will select another rating agency (a "Substitute Rating Agency") to act as a Substitute Rating Agency.

Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and rejection of Submitted Bids and Submitted Sell Orders and allocation of Shares."

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect to APS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of results; settlement."

If one or more Orders covering in the aggregate all of the outstanding APS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding APS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

If all of the outstanding APS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the APS will be 60% of the Reference Rate on the date of the applicable Auction.

For the purposes of an Auction, the APS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of APS--Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Amended By-Laws of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than the underwriters) will be prohibited from transferring (other than to the Fund) any APS they may acquire. Neither the Fund nor any affiliate of the Fund (other than the Underwriters) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT
Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing

Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of 1%. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

     (i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

     (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

     (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, in the cases of Series A, Series B, Series C and Series D APS, a -Day Dividend Period, in the cases of Series E and Series F APS, and a -Day Dividend Period, in the case of Series G APS, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the APS subject to such Submitted Sell Orders. See "Acceptance and rejection of Submitted Bids and Submitted Sell Orders and allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES
Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round, the Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling or a Potential Holder purchasing, a number of shares of a series of APS that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. See the Fund's Amended By-Laws set forth in Appendix B to the Fund's Statement of Additional Information.

NOTIFICATION OF RESULTS; SETTLEMENT
The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate.

In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction.
Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding APS and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the Auction:

Current Holder A.....       Owns 500 shares, wants to sell       Bid order of 2.1% rate for all
                            all 500 shares if Applicable         500 shares
                            Rate is less than 2.1%

Current Holder B.....       Owns 300 shares, wants to hold       Hold Order--will take the
                                                                 Applicable Rate

Current Holder C.....       Owns 200 shares, wants to sell       Bid order of 1.9% rate for all
                            all 200 shares if Applicable         200 shares
                            Rate is less than 1.9%

Potential Holder D...       Wants to buy 200 shares              Places order to buy at or above
                                                                 2.0%

Potential Holder E...       Wants to buy 300 shares              Places order to buy at or above
                                                                 1.9%

Potential Holder F...       Wants to buy 200 shares              Places order to buy at or above
                                                                 2.1%

The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by D). Therefore, the Applicable Rate will be 2.0%. Current Holders B and C will continue to own their shares. Current Holder A will sell its shares because A's dividend rate bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy shares because its bid rate was above the Applicable Rate.

SECONDARY MARKET TRADING AND TRANSFER OF APS

The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling Shareholder may sell APS between Auctions at a price per share of less than $25,000.

TAXES

GENERAL

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as the Fund so qualifies, in any taxable year in which it distributes at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and certain other income the Fund (but not its Shareholders) will not be subject to federal income tax to the extent that it distributes its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute substantially all of such income and gain each year.

The APS will constitute stock of the Fund, and distributions by the Fund with respect to its APS (other than distributions in redemption of APS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the Internal Revenue Service (the "IRS") might take a contrary position, asserting, for example, that the APS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of APS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Kirkpatrick & Lockhart LLP, counsel to the Fund, believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.

Distributions of any taxable net investment income and net short-term capital gain will be taxable as ordinary income (except to the extent that a reduced capital gains tax rate applies to qualified dividend income). Distributions of the Fund's net capital gain, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset).

Subject to certain conditions and limitations, under applicable federal income tax provisions, a corporation receiving dividends with respect to stock it owns in another corporation is allowed a deduction against a portion of such dividend income received (the "Dividends Received Deduction"). The Fund expects to receive dividends with respect to some or all of the stocks in other corporations held by the Fund, and the Fund may designate such dividends as eligible for the Dividends Received Deduction only to the extent that the Fund receives dividends for which the Fund would be entitled to the Dividends
Received Deduction if the Fund were a regular corporation and not a RIC. A corporation that owns Common Shares or APS generally will be entitled to a Dividends Received Deduction with respect to a designated portion of the dividends it receives from the Fund.

For dividends received by the Fund to be eligible for designation for the Dividends Received Deduction, the dividends must be paid by a domestic corporation that is subject to U.S. income tax and the Fund must hold the stock of such corporation for at least 46 days during the 90-day period beginning 45 days before the ex-dividend date for the stock (91 days during the 180-day period for certain preferred stock). The Fund's holding period for stock will in general not include any period for which the Fund holds an option to sell or is the writer of an option to buy substantially identical stock, although there exists an exception for certain options written by the Fund, the exercise prices of which are not substantially below the market prices of the underlying securities at the times the options are written. The Dividends Received Deduction is reduced for dividends received from debt-financed portfolio stock by a percentage related to the amount of debt incurred to purchase such stock.

To the extent that the source of dividends or distributions with respect to the APS is dividends received by the Fund that would be eligible for the Dividends Received Deduction, a corporate holder of Common Shares or APS (collectively, the "Shares") in the Fund will be allowed a deduction equal to 70% of the dividends paid to it by the Fund and designated by the Fund as eligible for the Dividends Received Deduction. The aggregate amount of Dividends Received Deductions that may be taken by a corporation is limited to 70% of its taxable income, computed without regard to any net operating loss deduction.

In order for dividends effectively designated by the Fund as eligible for the Dividends Received Deduction to qualify for the Dividends Received Deduction when received by a particular Shareholder, the Shareholder must, among other things, be a corporation meeting the 46-day (or 91-day) holding period requirement described above with respect to its Fund Shares. The Dividends Received Deduction will be reduced in the case of a Shareholder who has incurred indebtedness, or is treated as having incurred indebtedness, that is "directly attributable" to the acquisition or carrying of the Shares. The basis of a Shareholder's Shares may be reduced in the case of certain "extraordinary dividends" eligible for the Dividends Received Deduction by an amount equal to the non-taxed portion of such dividends, although it is expected that such extraordinary dividends will be paid only in unusual circumstances.

Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions as capital gain dividends in compliance with the IRS position.

Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund's Common Shares and APS will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income.

If at any time when APS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of APS--Dividends and Dividend Periods--Restrictions on Dividends and other payments." Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a RIC. See "Description of APS-- Redemption." There can be no assurance, however, that any such action would achieve that objective.

Certain of the Fund's investment practices are subject to special Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), the U.S. federal income tax rate on long-term capital gains recognized by individuals has been reduced to 15% (or 5% for individuals in the 10% or 15% tax brackets), and "qualified dividend income" received by individuals from certain domestic and foreign corporations will also be taxed at this reduced capital gains tax rate. The reduced long-term capital gains tax rate will apply to capital gains realized by shareholders who sell common shares of the Fund that they have held for more than one year. The reduced rates, which do not apply to short-term capital gains, generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003 (and to Fund distributions of such gain), and will cease to apply for taxable years beginning after December 31, 2008. Distributions from the Fund designated as capital gain dividends should be eligible for the reduced rate applicable to long-term capital gains. Ordinary income dividends paid by the Fund would be eligible to be treated by individual Fund shareholders as qualified dividend income taxed at the reduced capital gains rate to the extent that some portion of the Fund's dividends were attributable to such qualified dividend income received by the Fund and to the extent that the Fund were to designate such portion as qualified dividend income. The tax treatment applies only if certain holding period and other requirements are satisfied by the Shareholder. For this purpose, "qualified dividends" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the Stock of such corporations.

In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividend income eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

A dividend paid by the Fund to a Shareholder will not be treated as qualified dividend income of the Shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 91 days during the associated 180-day period, in the case of dividends attributable to periods in excess of 366 days paid with respect to preferred stock) (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has identified tax treaties between the United States and 52 other countries that satisfy the treaty test.

Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American depositary receipt in respect of such stock, is considered readily tradable on an established securities market in the United States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934 or on the NASDAQ Stock Market.

A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a foreign personal holding company, a foreign investment company or a passive foreign investment company.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The TAX ACT, in amending certain Code provisions to provide that dividends paid by a RIC would be treated as "QUALIFIED DIVIDEND INCOME" to the extent that such dividends were derived from qualified dividend income received by the RIC, failed to make certain conforming amendments to other provisions of the Code. As a result, the Code contains certain contradictory provisions creating some doubt that the Code authorizes the Fund to designate as qualified dividend income that portion of its dividends that is derived from dividends it has received from qualified foreign corporations. The Fund believes, however, that the intention of the TAX ACT was to authorize the Fund's designation of such dividends as qualified dividend income. Further, bills proposing to make technical corrections to the TAX ACT (the "Technical Corrections Bills") have been filed in both the Senate and the House of Representatives, and these Technical Corrections Bills would amend the Code to make it clear that a RIC's dividends can be designated qualified dividend income to the extent that they are derived from dividends received from qualified foreign corporations.

The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

A selling Shareholder will generally recognize gain or loss in an amount equal to the difference between the Shareholder's adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is
(i) the same as the maximum ordinary income tax rate in the case of gains recognized on the sale of capital assets held for one year or less or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The foregoing briefly summarizes some of the important federal income tax consequences to Shareholders of investing in Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

SALES OF APS

The sale of APS (including transfers in connection with a redemption or repurchase of APS) will be a taxable transaction for federal income tax purposes. A selling shareholder generally will recognize gain or loss equal to the difference between the amount received and the holder's adjusted tax basis in the APS. If the APS are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the APS have been held for more than one year. Any loss realized on a disposition of APS held for six months or less will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received with respect to those APS. A shareholder's holding period for APS is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options, sales contracts or short sales. Any loss realized on a sale or exchange of APS will be disallowed to the extent those APS are replaced by other APS within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original APS. In that event, the basis of the replacement APS will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING

The Fund is required to withhold a percentage of all taxable dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Such withholding from taxable dividends and capital gain distributions is also required for such shareholders who fail to provide certain certifications or otherwise are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, provided that the required information is furnished to the IRS.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated November 14, 2003 ("Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees of the Fund have authorized an unlimited number of shares of beneficial interest stock, par value $0.01 per share, all of which shares were initially classified as Common Shares. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. For a description of the APS, see "Description of APS." The following table shows the amount of (i) shares authorized, (ii) shares held by the Fund for its own account and (iii) shares outstanding, for each class of authorized securities of the Fund as of 2004.

                                                                                          Amount
                                                                                     outstanding
                                                                                   (exclusive of
                                                          Amount held by          amount held by
                                                        Fund for its own        Fund for its own
Title of class                     Amount authorized             account                account)
-------------------------------------------------------------------------------------------------
Common Shares...............        Unlimited                 -0-
Auction Preferred Shares
  Series A..................                                  -0-                 -0-
  Series B..................                                  -0-                 -0-
  Series C..................                                  -0-                 -0-
  Series D..................                                  -0-                 -0-
  Series E..................                                  -0-                 -0-
  Series F..................                                  -0-                 -0-
  Series G..................                                  -0-                 -0-

Holders of Common Shares are entitled to share equally in dividends declared by a Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS--Voting rights."

Shareholders are entitled to one vote for each share held. The Common Shares, APS and any other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, APS and any other Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, APS and any other Preferred Shares will not be able to elect any of such Trustees.

So long as any APS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS--Dividends and Dividend Periods--Restrictions on Dividends and other payments."

The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its Shareholders.

The Common Shares of the Fund commenced trading on the NYSE on January 28, 2004.
As of           , 2004,  the net asset  value per share of Common Shares and the
closing price  per share  of Common  Shares on  the NYSE  were $           , and
$          , respectively.

PREFERRED SHARES

Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any APS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.

CERTAIN PROVISIONS OF THE DECLARATION OF TRUST

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving holders of Common Shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of holders of Common Shares and Preferred Shares. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and is entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of holders of Common Shares and Preferred Shares generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding Common Shares and Preferred Shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and Preferred Shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. The composition of the Fund's portfolio likely would prohibit it from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in the Fund's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of the Fund to an open-end investment company also would require the redemption of any outstanding Preferred Shares and could require the repayment of borrowings. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that a Board would vote to convert the Fund to an open-end investment company.

UNDERWRITING

The underwriters named below (the "Underwriters"), acting through , , and as lead managers and and as their representatives (together with the lead managers, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Adviser, to purchase from the Fund the number of APS set forth below their respective names. The Underwriters are committed to purchase and pay for all of the Fund's APS if any are purchased.

Underwriters                                                    Number of Shares
--------------------------------------------------------------------------------





    Total...................................

The Underwriters have advised the Fund that they propose initially to offer the APS of the Fund to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $137.50 per share. The Underwriters may allow, and such dealers may reallow, a discount not in excess of $100.00 per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased
on or before           2004.

The Underwriters will act in Auctions as Broker-Dealers as set forth under "The Auctions--General-- Broker-Dealer Agreements" and will be entitled to fees for services as Broker-Dealers as set forth therein. The Underwriters also may provide information to be used in ascertaining the Reference Rate.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be principal underwriters of the Fund under the 1940 Act and, subject to certain conditions, may act as such brokers while they are principal underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933, as amended.

SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

Pursuant to a shareholder servicing agreement ("Shareholder Servicing Agreement") between (the "Shareholder Servicing Agent") and Eaton Vance, the Shareholder Servicing Agent will (i) at the request of and as specified by Eaton Vance, undertake to make available public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including arranging periodic seminars or conference calls for Eaton Vance to communicate to investors, responding to questions from current or prospective Shareholders and contacting specific Shareholders, where appropriate), provided that services shall not include customary market research information provided by the Shareholder Servicing Agent or its registered broker-dealer affiliates in the ordinary course of their business; (ii) at the request of and as specified by Eaton Vance, make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund (provided that services shall not include customary market research information provided by the Shareholder Servicing Agent or its registered broker-dealer affiliates in the ordinary course of their business), if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of Eaton Vance or the Fund, provide certain economic research and statistical information and reports, if reasonably obtainable, to Eaton Vance or the Fund and consult with representatives of Eaton Vance and/or Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance; and
(b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Fund and such other companies, and (3) other relevant performance indicators. Except as legally required, such information and reports may not be quoted or referred to, orally or in writing, reproduced or disseminated by the Fund or any of its affiliates or any of their agents, without the prior written consent of the Shareholder Servicing Agent, which consent will not be unreasonably withheld; and (iv) at the request of Eaton Vance or the Fund, provide information to and consult with Eaton Vance and/or the Board of Trustees of the Fund with respect to applicable strategies designed to address market value discounts, which may include share repurchases, tender offers, modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; including providing information concerning the use and impact of the above strategic alternatives by other market participants provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee computed daily and payable quarterly equal, on an annual basis, to 0.10% of the Fund's average daily gross assets. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance for any act or omission to act by the Shareholder Servicing Agent in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct on the part of the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act.

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments, and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 is the transfer agent and dividend disbursing agent of the Fund.

LEGAL OPINIONS

Certain legal matters in connection with the APS will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Boston, Massachusetts, and for the
Underwriters  by             .             may  rely  as  to certain  matters of
Massachusetts law on the opinion of Kirkpatrick & Lockhart LLP.

INDEPENDENT AUDITORS

DeLoitte & Touche LLP, are the independent auditors for the Fund and will audit the Fund's financial statements.

ADDITIONAL INFORMATION

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

TABLE OF CONTENTS FOR THE
STATEMENT OF ADDITIONAL INFORMATION


Additional investment information and restrictions....
Trustees and officers.................................
Investment advisory and other services................
Determination of net asset value......................
Portfolio trading.....................................
Taxes.................................................
Other information.....................................
Independent auditors..................................
Independent auditors' report..........................
Financial statements..................................
Appendix A: Ratings...................................
Appendix B: Amended By-Laws...........................

THE FUND'S PRIVACY POLICY

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about the Fund's privacy policies call 1-800-262-1122.

GLOSSARY

"7-Day Dividend Period" means a Dividend Period consisting of seven days.

"28-Day Dividend Period" means a Dividend Period consisting of twenty-eight days.

"63-Day Dividend Period" means a Dividend Period consisting of sixty-three days.

"1940 Act" means the Investment Company Act of 1940, as amended from time to time.

"1940 Act APS Asset Coverage" has the meaning set forth on page of this Prospectus.

"1940 Act Cure Date" has the meaning set forth on page of this Prospectus.

"Adviser" means Eaton Vance Management.

"Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.

"Amended By-Laws" means the By-laws of the Fund, as amended 2004, specifying the powers, preferences and rights of the APS. The Fund's Amended By-Laws are contained in Appendix B to the Fund's Statement of Additional Information.

"Applicable Percentage" has the meaning set forth on pages and of this Prospectus.

"Applicable Rate" means the rate per annum at which cash dividends are payable on APS for any Dividend Period.

"Applicable Spread" has the meaning set forth on page of this Prospectus.

"APS" means the Auction Preferred Shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

"APS Basic Maintenance Amount" has the meaning set forth on pages and of this Prospectus.

"APS Basic Maintenance Cure Date" has the meaning set forth on page of this Prospectus.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agent" means Deutsche Bank Trust Company Americas, unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with each to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

"Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Date" has the meaning set forth on page of this Prospectus.

"Auction  Procedures" means the procedures for conducting  Auctions set forth in
Section 10 of the Fund's Amended By-Laws contained in Appendix B to the Fund's Statement of Additional Information.

"Available APS" has the meaning specified in Paragraph 10(d)(i) of the Auction Procedures.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

"Bid"  has  the  meaning  specified  in  Subsection   10(b)(i)  of  the  Auction
Procedures.

"Bidder" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

"Board of Trustees" or "Board" means the Board of Trustees of the Fund.

"Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

"Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"Cede & Co." means the nominee of DTC, and in whose name the shares of APS initially will be registered.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Shares" means the Common Shares, par value $0.01 per share, of the Fund.

"Date of Original Issue" means, with respect to each series of APS, the date on which such share first is issued by the Fund.

"Declaration of Trust" means the Agreement and Declaration of Trust of the Fund.

"Discounted Value" of any asset of each means with respect to a Eligible Asset and Eligible Asset, the quotient of the market value thereof divided by the applicable Discount Factor and Discount Factor.

"Dividend Payment Date" has the meaning set forth on page of this Prospectus.

"Dividend Periods" has the meaning set forth on pages and of this Prospectus.

"DTC" means The Depository Trust Company.

"Eligible Assets" means Eligible Assets and Eligible Assets.

"Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of APS in the records of the Auction Agent.

"Fitch" means Fitch Ratings or its successors.

"                 Eligible Assets" has the meaning set forth on page     of this
Prospectus.

"Fund"  means  Eaton  Vance  Tax-Advantaged   Global  Dividend  Income  Fund,  a
Massachusetts business trust that is the issuer of APS.

"Hold Order" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

"IBT" means Investors Bank & Trust Company, the custodian of the Fund's assets.

"Initial Dividend Payment Date" has the meaning set forth on the inside cover page of this Prospectus.

"Initial Dividend Period" means, with respect to the APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the APS.

"IRS" means the Internal Revenue Service.

"LIBOR" means the London Interbank Offered Rate.

"Long-Term Dividend Period" has the meaning set forth on page of this Prospectus.

"Mandatory Redemption Price" has the meaning set forth on page of this Prospectus.

"Marginal Tax Rate" means the maximum marginal federal income tax rate applicable to an individual's or a corporation's ordinary income, whichever is greater.

"Maximum Applicable Rate" has the meaning specified under "The Auctions--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Moody's" means Moody's Investors Service, Inc. or its successors.

"                        Eligible Assets" has the meaning set forth on page
of this Prospectus.

"Non-Call  Period"  has  the  meaning  set  forth  under  "Specific   Redemption
Provisions" below.

"Non-Payment Period" has the meaning set forth on page of this Prospectus.

"Non-Payment Period Rate" has the meaning set forth on page of this Prospectus.

"Notice of Revocation" has the meaning set forth on page of this Prospectus.

"Notice of Special Dividend Period" has the meaning set forth on page of this Prospectus.

"Optional Redemption Price" has the meaning set forth on page of this Prospectus.

"Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

"Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

"Preferred Shares" means preferred shares of beneficial interest, par value $0.01 per share, of the Fund.

"Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

"Rating Agency" has the meaning set forth on page of this Prospectus.

"Reference Rate" means (i) with respect to a dividend period having 364 or fewer days, LIBOR and (ii) with respect to a dividend period having 365 or more days, the applicable U.S. Treasury Note Rate.

"Request for Special Dividend Period" has the meaning set forth on page of this Prospectus.

"Response" has the meaning set forth on page of this Prospectus.

"S&P" means Standard & Poor's, or its successors.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

"Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

"Short-Term Dividend Period" has the meaning set forth on page this Prospectus.

"Special Dividend Period" has the meaning set forth on page of this Prospectus.

"Specific  Redemption  Provisions"  means,  with  respect to a Special  Dividend
Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and
(ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

"Submission Deadline" has the meaning specified in Subsection 10(a)(x) of the Auction Procedures.

"Submitted Bid" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Submitted Hold Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Submitted Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Submitted Sell Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

"Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by the Adviser, or its respective affiliates and successors, after consultation with the Fund and the Broker-Dealers, to act as a substitute Rating Agency or substitute Rating Agencies, as the case may be, to determine the credit ratings of the APS.

"Sufficient Clearing Bids" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

"U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. government securities dealers selected by the Auction Agent.

"Valuation Date" means, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount, each Business Day commencing with
          , 2004.

"Winning Bid Rate" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

                               (EATON VANCE LOGO)

STATEMENT OF ADDITIONAL INFORMATION    SUBJECT TO COMPLETION   February 11, 2004
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
                     , 2004

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND

The Eaton Vance Building
255 State Street
Boston, Massachusetts 02109
(800) 225-6265

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
  Additional investment information and restrictions....
  Trustees and officers.................................
  Investment advisory and other services................
  Determination of net asset value......................
  Portfolio trading.....................................
  Taxes.................................................
  Other information.....................................
  Independent auditors..................................
  Independent auditors' report..........................
  Financial statements..................................
  APPENDIX A: Ratings...................................
  APPENDIX B: Amended By-laws...........................

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND (THE "FUND") DATED , 2004, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Eaton Vance may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund's investment objective.

TAX-MANAGED INVESTING. Taxes are a major influence on the net returns that investors receive on their taxable investments. There are five components of the returns of a regulated investment company that invests in equities -- price appreciation, distributions of tax-advantaged dividends, distributions of other investment income and distributions of realized short-term and long-term capital gains -- which are treated differently for federal income tax purposes. Distributions of income other than tax-advantaged dividends and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently as high as 35%. Distributions of tax-advantaged dividends and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 15%. Returns derived from price appreciation are untaxed until the shareholder redeems his or her shares. Upon redemption, a capital gain (short-term if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the redemption and the shareholder's adjusted tax basis is realized. As described in the Prospectus, the Fund seeks to achieve favorable after-tax returns in part by minimizing the taxes incurred by Shareholders in connection with the Fund's net investment income and net realized gains.

EQUITY INVESTMENTS. The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund also may invest in debt securities, warrants and other securities and instruments.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative) to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on indices and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before than can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Fund has claimed and exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will be advantageous.

Foreign exchange traded futures contracts and options thereon may be used only if the Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the Adviser intends to acquire the security. Call options written on securities will be covered by ownership of the securities subject to the call option or an offsetting option.

CORPORATE BONDS AND OTHER DEBT SECURITIES

The Fund may invest in corporate bonds including below investment grade quality, commonly known as "junk bonds" ("Non-Investment Grade Bonds"). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Eaton Vance seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Eaton Vance's research and analysis when investing in Non-Investment Grade Bonds. Eaton Vance seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Fitch and Moody's is set forth in Appendix A to this SAI. Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Eaton Vance does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Eaton Vance downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

SHORT SALES
The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly-acquired stock.

The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize short sales at all.

SECURITIES LENDING
As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objective and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

TEMPORARY INVESTMENTS
The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

INVESTMENT RESTRICTIONS
The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1) Borrow money, except as permitted by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

(2) Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and

(8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; or invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (8), securities of the U.S. government, its agencies, or instrumentalities are not considered to represent industries. The Fund reserves the right to invest 25% or more of its assets in each of the utilities and financial services sectors. For purposes of continuing restriction
(8), a large economic or market sector shall not be construed as a group of industries.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities sold short. Upon the Board's approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR.

                                                                                  Number of
                                                                                Portfolios in
                                       Term of Office                            Fund Complex         Other
      Name and           Position(s)     and Length    Principal Occupation(s)    Overseen by     Directorships
    Date of Birth       with the Fund    of Service    During Past Five Years     Trustee(1)          Held
    -------------       -------------  --------------  -----------------------  --------------    -------------
INTERESTED
TRUSTEES

Jessica M. Bibliowicz   Trustee(2)     Since 12/16/03  Chairman, President and       193      Director of National
11/28/59                               Three Years     Chief Executive Officer                Financial Partners
                                                       of National Financial
                                                       Partners (financial
                                                       services company) (since
                                                       April 1999). President
                                                       and Chief Operating
                                                       Officer of John A. Levin
                                                       & Co. (registered
                                                       investment adviser) (July
                                                       1997 to April 1999) and a
                                                       Director of Baker,
                                                       Fentress & Company which
                                                       owns John A. Levin & Co.
                                                       (July 1997 to April
                                                       1999). Ms. Bibliowicz is
                                                       an interested person
                                                       because of her
                                                       affiliation with a
                                                       brokerage firm.

James B. Hawkes         Trustee(3)     Since 11/14/03  Chairman, President and       195      Director of EVC
11/9/41                 and Vice       Three Years     Chief Executive Officer
                        President                      of BMR, Eaton Vance, EVC
                                                       and EV; Director of EV;
                                                       Vice President and
                                                       Director of EVD. Trustee
                                                       and/or officer of 195
                                                       registered investment
                                                       companies in the Eaton
                                                       Vance Fund Complex. Mr.
                                                       Hawkes is an interested
                                                       person because of his
                                                       positions with BMR, Eaton
                                                       Vance, EVC and EV, which
                                                       are affiliates of the
                                                       Fund.

NON-INTERESTED TRUSTEES

Samuel L. Hayes, III    Trustee(2)     Since 12/16/03  Jacob H. Schiff Professor     195      Director of Tiffany & Co.
2/23/35                                Three Years     of Investment Banking                  (specialty retailer) and
                                                       Emeritus, Harvard                      Telect, Inc.
                                                       University Graduate                    (telecommunication
                                                       School of Business                     services company)
                                                       Administration.

William H. Park         Trustee(3)     Since 12/16/03  President and Chief           192      None
9/19/47                                Three Years     Executive Officer, Prizm
                                                       Capital Management, LLC
                                                       (investment management
                                                       firm) (since 2002).
                                                       Executive Vice President
                                                       and Chief Financial
                                                       Officer, United Asset
                                                       Management Corporation (a
                                                       holding company owning
                                                       institutional investment
                                                       management firms)
                                                       (1982-2001).


                                       6


Ronald A. Pearlman      Trustee(4)     Since 12/16/03  Professor of Law,             192      None
7/10/40                                Three Years     Georgetown University Law
                                                       Center (since 1999). Tax
                                                       Partner, Covington &
                                                       Burling, Washington, DC
                                                       (1991-2000).

Norton H. Reamer        Trustee(4)     Since 12/16/03  President and Chief           195      None
9/21/35                                Three Years     Executive Officer of
                                                       Asset Management Finance
                                                       Corp. (a specialty
                                                       finance company serving
                                                       the investment management
                                                       industry) (since October
                                                       2003). President, Unicorn
                                                       Corporation (an
                                                       investment and financial
                                                       advisory services
                                                       company) (since September
                                                       2000). Formerly,
                                                       Chairman, Hellman, Jordan
                                                       Management Co., Inc. (an
                                                       investment management
                                                       company) (2000-2003).
                                                       Formerly, Advisory
                                                       Director of Berkshire
                                                       Capital Corporation
                                                       (investment banking firm)
                                                       (2002-2003). Formerly,
                                                       Chairman of the Board,
                                                       United Asset Management
                                                       Corporation (a holding
                                                       company owning
                                                       institutional investment
                                                       management firms) and
                                                       Chairman, President and
                                                       Director, UAM Funds
                                                       (mutual funds)
                                                       (1980-2000).

Lynn A. Stout 9/14/57   Trustee(4)     Since 12/16/03  Professor of Law,             195      None
                                       Three Years     University of California
                                                       at Los Angeles School of
                                                       Law (since July 2001).
                                                       Formerly, Professor of
                                                       Law, Georgetown
                                                       University Law Center.

----------

(1) Includes both master and feeder funds in master-feeder structure.
(2) Class I Trustees whose term expires in 2004.
(3) Class II Trustees whose term expires in 2005.
(4) Class III Trustees whose term expires in 2006.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                   Term of Office
                                  Position(s)        and Length
  Name and Date of Birth         with the Fund       of Service         Principal Occupations During Past Five Years
--------------------------    -----------------   ----------------  ------------------------------------------------
Duncan W. Richardson          President and       Since 11/14/03    Senior Vice President and Chief Equity Investment
10/26/57                      Chief Executive                       Officer of Eaton Vance and BMR. Officer of 43
                              Officer                               registered investment companies managed by Eaton
                                                                    Vance or BMR.

Thomas E. Faust Jr.           Vice President      Since 11/14/03    Executive Vice President of Eaton Vance, BMR, EVC
5/31/58                                                             and EV; Chief Investment Officer of Eaton Vance and
                                                                    BMR and Director of EVC. Chief Executive Officer of
                                                                    Belair Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                    Belmar Capital Fund LLC; Belport Capital Fund LLC
                                                                    and Belrose Capital Fund LLC (private investment
                                                                    companies sponsored by Eaton Vance). Officer of 54
                                                                    registered investment companies managed by Eaton
                                                                    Vance or BMR.

Thomas H. Luster              Vice President      Since 11/14/03    Vice President of Eaton Vance or BMR. Officer of 14
4/8/62                                                              registered investment companies managed by Eaton
                                                                    Vance or BMR.

Michael R. Mach               Vice President      Since 11/14/03    Vice President of Eaton Vance and BMR. Previously,
7/15/47                                                             Managing Director and Senior Analyst for Robertson
                                                                    Stephens (1998-1999). Officer of 25 registered
                                                                    investment companies managed by Eaton Vance or BMR.

Judith A. Saryan              Vice President      Since 11/14/03    Vice President of Eaton Vance and BMR. Previously,
8/21/54                                                             Portfolio Manager and Equity Analyst for State
                                                                    Street Global Advisors (1980-1999). Officer of 24
                                                                    registered investment companies managed by Eaton
                                                                    Vance or BMR.

James L. O'Connor             Treasurer           Since 11/14/03    Vice President of BMR, Eaton Vance and EVD. Officer
4/1/45                                                              of 117 registered investment companies managed by
                                                                    Eaton Vance or BMR.

Alan R. Dynner                Secretary           Since 11/14/03    Vice President, Secretary and Chief Legal Officer of
10/10/40                                                            BMR, Eaton Vance, EVD, EV and EVC. Officer of 195
                                                                    registered investment companies managed by Eaton
                                                                    Vance or BMR.

The Board of Trustees has several standing Committees, including the Governance Committee, the Audit Committee, and the Special Committee. Each such Committee is comprised of only noninterested Trustees.

Ms. Stout (Chair) and Messrs. Hayes, Park, Pearlman and Reamer serve on the Governance Committee of the Board of Trustees. The purpose of the Governance Committee is to undertake a periodic review of, and make recommendations to the full Board with respect to: (i) procedures for identifying and recruiting qualified candidates to be appointed or nominated for election as Independent Trustees; (ii) the performance of the Board; (iii) the identity, duties and composition of the various Board Committees and their Chairpersons; (iv) the compensation of Trustees; (v) the development and maintenance of the Board's membership, structure and operation; and (vi) any other matters related to fund governance.

The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Trustees in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

Messrs. Reamer (Chair), Hayes, and Park, and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Fund. The Board of Trustees has designated Messrs. Hayes, Park, and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's functions include (i) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and procedures, the internal controls of certain service providers, as appropriate, and the quality and integrity of the Fund's financial statements and independent audit thereof; (ii) approving the selection, evaluation and, when appropriate, replacement of the Fund's independent auditors; and (iii) evaluating the qualification, independence, and performance of the Fund's independent auditors.

Messrs. Hayes (Chair), Park, Pearlman and Reamer are members of the Special Committee of the Board of Trustees of the Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund.

As of the date of this SAI, each of the Committees had held one meeting.

When considering approval of the Advisory Agreement between the Fund and the Adviser, the Special Committee considered, among other things, the following:

+    A report comparing the fees and expenses of the Fund;

+    Information on the relevant peer group(s) of funds;

+ The economic outlook and the general investment outlook in the relevant investment markets;

+ Eaton Vance's results and financial condition and the overall organization of the Adviser;

+    Arrangements regarding the distribution of Fund shares;

+    The procedures used to determine the fair value of the Fund's assets;

+ The allocation of brokerage, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

+    Eaton  Vance's   management  of  the   relationship   with  the  custodian,
     subcustodians and fund accountants;

+ The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

+    The quality,  nature,  cost and character of the  administrative  and other
     non-investment   management  services  provided  by  Eaton  Vance  and  its affiliates;

+    Investment management staffing;

+ Operating expenses (including transfer agency expenses) to be paid to third parties; and

+    Information to be provided to investors, including the Fund's shareholders.

In evaluating the Advisory Agreement between the Fund and Eaton Vance, the Special Committee reviewed material furnished by Eaton Vance at the initial Board meeting held December 16, 2003, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement.

The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Special
Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement, including the fee structure (described herein) is in the interests of shareholders.

SHARE OWNERSHIP
The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2003.

                                                    Aggregate Dollar Range of
                                                    Equity Securities Owned in
                                Dollar Range of    All Registered Funds Overseen
                               Equity Securities         by Trustee in the
       Name of Trustee         Owned in the Trust    Eaton Vance Fund Complex
---------------------------    ------------------  -----------------------------
INTERESTED TRUSTEES
  Jessica M. Bibliowicz....    None                 $10,001--$50,000
  James B. Hawkes..........    None                 over $100,000
NONINTERESTED TRUSTEES
  Samuel L. Hayes, III.....    None                 over $100,000
  William H. Park..........    None                 over $100,000
  Ronald A. Pearlman.......    None                 over $100,000
  Norton H. Reamer.........    None                 over $100,000
  Lynn A. Stout............    None                 $50,001--$100,000

As of December 31, 2003, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2002 and December 31, 2003, no noninterested Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD;
     (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2002 and December 31, 2003, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Trustee of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.) For the Fund's fiscal year ending December 31, 2004, it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees. For the year ended December 31, 2003, the Trustees earned the compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1).

                           Jessica M.    Samuel L.     William H.      Ronald A.      Norton H.    Lynn A.
 Source of Compensation    Bibliowicz    Hayes, III      Park          Pearlman        Reamer       Stout
------------------------   ----------    ----------    ----------      ---------      ---------    -------
Fund*..................    $   1,000     $    1,000  $    1,000        $    1,000     $   1,000    $    1,000
Fund Complex...........    $ 160,000     $  180,000  $  160,000(3)(4)  $  170,000(4)  $ 170,000    $  160,000(2)

----------

*    Estimated
(1) As of January 23, 2004, the Eaton Vance fund complex consisted of 196 registered investment companies or series thereof.
(2)  Includes $16,000 of deferred compensation.
(3)  Includes an estimated $33,786 of deferred compensation.
(4) Messrs. Park and Pearlman were appointed as Trustees in 2003. The Eaton Vance fund complex compensation listed for each of Mr. Park and Mr. Pearlman are estimated for the calendar year ended December 31, 2003 based on amounts they would have received if they had been Trustees for the full calendar year.

PROXY VOTING POLICY
The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund except as contemplated under the Fund Policy. The Board's Special Committee will instruct the Adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The Adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the Adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the Adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The Adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the

Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the proxy will either be voted strictly in accordance with the Policies or the Adviser will seek instruction on how to vote from the Special Committee. Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or
Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Advisory Agreement with the Adviser continues in effect to December 16, 2005 and from year to year so long as such continuance is approved at least annually
(i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding Shares of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Eaton Vance is a business trust organized under Massachusetts law. EV serves as trustee of Eaton Vance. Eaton Vance and EV are subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G. L.
Cabot, Thomas E. Faust Jr., Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a voting trust, the voting trustees of which are Messrs. James B. Hawkes, Jeffrey P. Beale, Alan R. Dynner, Thomas E. Faust Jr., Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson
F. Swaffield, Michael W. Weilheimer and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The voting trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said voting trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and officers", all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

CODE OF ETHICS
The Adviser and the Fund have adopted a Code of Ethics governing personal securities transactions. Under the Code of Ethics, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT ADVISORY SERVICES
Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

ADMINISTRATIVE SERVICES
Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees and shareholders' meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund's business.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices.

The Adviser and the Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. In determining the fair value of a debt security, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt securities and the market environment and investor attitudes towards the debt security and interests in similar debt securities;
(v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the debt security; and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Adviser's Valuation Committee and the Fund's Trustees.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering, the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Fixed income obligations, which may be purchased and sold by the Fund, are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser's clients in part for providing brokerage and research services to the Adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, databases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by the Adviser. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

TAXES

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts. If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Under the recently enacted "JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003" (THE "TAX ACT"), certain income distributions paid by the Fund to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "QUALIFIED DIVIDEND INCOME" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

The TAX ACT, in amending certain Code provisions to provide that dividends paid by a RIC would be treated as "QUALIFIED DIVIDEND INCOME" to the extent that such dividend income were derived from qualified dividends received by the RIC, failed to make certain conforming amendments to other provisions of the Code. As a result, the Code contains certain contradictory provisions creating some ambiguity as to whether the Code authorizes the Fund to designate in certain circumstances as qualified dividends that portion of its dividends that is derived from dividends it has received from qualified foreign corporations. The Fund believes, however, that the intention of the Tax Act was to authorize the Fund's designation of such dividends as qualified dividend income. Further, bills proposing to make technical corrections to the Tax Act (the "Technical Corrections Bills") have been filed in both the Senate and the House of Representatives, and these Technical Corrections Bills would amend the Code to make it clear that a RIC's dividends can be designated qualified dividend income to the extent that they are derived from dividends received from qualified foreign corporations. The Fund cannot predict whether the Technical Corrections Bills will be enacted or, if so, when that will occur.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (the 120-day period would be expanded to a 121-day period under the Technical Corrections Bills), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has identified tax treaties between the United States and 52 other countries that satisfy the treaty test.

Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American Depositary Receipt in respect of such stock, is considered readily tradable on an established securities market in the United States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the NASDAQ Stock Market.

A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a foreign personal holding company, a foreign investment company or a passive foreign investment company.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. An individual who has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax--even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during 2004. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions as capital gain dividends in accordance with the IRS position.

Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund's Common Shares and auction preferred shares will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income.

STATE AND LOCAL TAXES
Shareholders should consult their own tax advisers as the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares.

The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance Tax-Advantaged Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the "Fund") as of January 15, 2004 and the related statement of operations for the period from November 14, 2003 (date of organization) through January 15, 2004. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Global Dividend Income Fund as of January 15, 2004, and the result of its operations for the period from November 14, 2003 (date of organization) through January 15, 2004 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 16, 2004

--------------------------------------------------------------------------------

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 15, 2004


  ASSETS
    Cash.........................................................    $   100,000
    Offering costs...............................................        800,000
    Receivable from Adviser......................................          7,500
                                                                     -----------
    Total assets.................................................    $   907,500
                                                                     ===========
  LIABILITIES
    Accrued offering costs.......................................    $   800,000
    Accrued organizational costs.................................          7,500
                                                                     -----------
    Total liabilities............................................    $   807,500
                                                                     ===========
  Net assets applicable to 5,000 common shares of beneficial
    interest issued and outstanding..............................    $   100,000
                                                                     ===========
  Net asset value and offering price per share...................    $     20.00
                                                                     ===========

STATEMENT OF OPERATIONS
PERIOD FROM NOVEMBER 14, 2003 (DATE OF ORGANIZATION) THROUGH JANUARY 15, 2004

                      INVESTMENT INCOME..............    $       --
                                                         ----------
                      EXPENSES
                        Organization costs...........    $    7,500
                        Expense reimbursement........        (7,500)
                                                         ----------
                           Net expenses..............    $       --
                                                         ----------
                      Net investment income..........    $       --
                                                         ==========

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1:  ORGANIZATION

The Eaton Vance Tax-Advantage Global Dividend Income Fund (the "Fund") was organized as a Massachusetts business trust on November 14, 2003, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,000 common shares to Eaton Vance Management, the Fund's Investment Adviser.

Eaton  Vance  Management,   or  an  affiliate,   has  agreed  to  reimburse  all
organizational costs, estimated at approximately $7,500.

Eaton Vance Management, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share.

The Fund's investment objective is to provide a high level of after-tax total return. Such return is expected to consist primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing its assets primarily in dividend-paying common and preferred stocks of U.S. and foreign issuers.

NOTE 2:  ACCOUNTING POLICIES

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 20,000,000 common shares.

NOTE 3:  INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.85% of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

In addition, Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first 5 full years of the Fund's operations, 0.15% of average daily gross assets in year 6, 0.10% in year 7 and 0.05% in year 8.

NOTE 4:  FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments.

                               [INSERT FINANCIALS]

                                                             APPENDIX A: Ratings

DESCRIPTION OF SECURITIES RATINGS+
MOODY'S INVESTORS SERVICE, INC.

LONG-TERM DEBT SECURITIES AND PREFERRED STOCK RATINGS

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds and preferred stock lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

---------------

+ The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT SECURITIES RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

AAA: Debt and preferred stock rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt and preferred stock rated A have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt and preferred stock rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt and preferred stock rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt and preferred stock rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-- rating.

B: Debt and preferred stock rated B have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-- rating.

CCC: Debt and preferred stock rated CCC have a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC-- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt and preferred stock rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (--): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

COMMERCIAL PAPER RATING DEFINITIONS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

INVESTMENT GRADE RATINGS

AAA: Bonds and preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds and preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A: Bonds and preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds and preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE RATINGS

BB: Bonds and preferred stocks are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds and preferred stocks are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds and preferred stocks have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds and preferred stocks are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds and preferred stocks are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds and preferred stocks are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

Plus (+) or Minus (--): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR:  Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and 'F-1' categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                 * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

             Eaton Vance Tax-Advantaged Global Dividend Income Fund

                       Statement of Additional Information
                                           , 2004

                                 ---------------

                      Investment Adviser and Administrator
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                    Custodian
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 Transfer Agent
                                    PFPC INC.
                                 P.O. Box 43027
                            Providence, RI 02940-3027
                                 (800) 331-1710

                              Independent Auditors
                              Deloitte & Touche LLP
                               200 Berkeley Street
                                Boston, MA 02116

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)  FINANCIAL STATEMENTS:

     Included in Part A:
     Financial Highlights*

          Included in Part B:

     Independent Auditor's Report
     Statement of Assets and Liabilities
     Notes to Financial Statement
     Unaudited Financial Statements*

-------------------------------
*  To be filed by amendment

(2)  EXHIBITS:

     (a) Agreement and Declaration of Trust dated November 14, 2003 is incorporated herein by reference to the Registrant's initial
          Registration Statement on Form N-2 (File Nos. 333-110634 and 811-21470) as to the Registrant's common shares of beneficial interest ("Common Shares") filed with the Securities and Exchange Commission on November 20, 2003 (Accession No. 0000898432-03-001179) ("Initial
          Common Shares Registration Statement").

     (b) (1) By-Laws are incorporated herein by reference to the Registrant's Initial Common Shares Registration Statement.

          (2)  Form of Amended By-Laws to be filed by amendment.

     (c)  Not applicable.

     (d) (1) Form of Specimen Certificate for Common Shares of Beneficial Interest is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement filed with the Commission on December 24, 2003 (Accession No. 0000950135-03-006150) ("Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement").

          (2) Form of Specimen Certificate of Series A Auction Preferred Shares to be filed by amendment.

          (3) Form of Specimen Certificate of Series B Auction Preferred Shares to be filed by amendment.

          (4) Form of Specimen Certificate of Series C Auction Preferred Shares to be filed by amendment.

          (5) Form of Specimen Certificate of Series D Auction Preferred Shares to be filed by amendment.

          (6) Form of Specimen Certificate of Series E Auction Preferred Shares to be filed by amendment.

          (7) Form of Specimen Certificate of Series F Auction Preferred Shares to be filed by amendment.

          (8) Form of Specimen Certificate of Series G Auction Preferred Shares to be filed by amendment.


     (e) Form of Dividend Reinvestment Plan is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

     (f)  Not applicable.

     (g)  (1)  Investment   Advisory   Agreement  dated  December  16,  2003  is
               incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

          (2) Expense Reimbursement Arrangement dated December 16, 2003 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

     (h) (1) Form of Underwriting Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

          (2) Form of Master Agreement Among Underwriters is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

          (3) Form of Master Selected Dealers Agreement is incorporated by reference to Pre- Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

          (4)  Form  of  Underwriting   Agreement  as  to  Registrant's  Auction
               Preferred Shares to be filed by amendment.

          (5) Form of Master Agreement Among Underwriters as to Registrant's Auction Preferred Shares to be filed by amendment.

          (6) Form of Master Selected Dealers Agreement as to Registrant's Auction Preferred Shares to be filed by amendment.

     (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

     (j) (1) Master Custodian Agreement with Investors Bank & Trust Company dated December 16, 2003 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

          (2) Extension Agreement dated August 31, 2000 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit
               (g)(4)  to  Post-Effective   Amendment  No.  85  of  Eaton  Vance
               Municipals Trust (File Nos. 33-572, 811-4409) filed with the Commission on January 23, 2001 (Accession No. 0000940394-01-500027) and incorporated herein by reference.

          (3) Delegation Agreement dated December 11, 2000, with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267,
               811-05808) filed April 3, 2002 (Accession No. 0000940394-01-500126) and incorporated herein by reference.

     (k) (1) Supplement to the Transfer Agency and Services Agreement dated December 16, 2003 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

          (2) Transfer Agency and Services Agreement as amended and restated on June 16, 2003, filed as Exhibit (k)(2) to the Registration
               Statement of Eaton Vance Tax-Advantaged Dividend Income Fund (File Nos. 333-107050 and 811-21400) filed July 15, 2003
               (Accession No. 0000898432-03- 000638) and incorporated herein by reference.

          (3) Administration Agreement dated December 16, 2003 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

          (4) Form of Shareholder Servicing Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

          (5) Form of Additional Compensation Agreement is incorporated by reference to Pre- Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

          (6) Form of Auction Agreement between Registrant and the Auction Agent as to Registrant's Auction Preferred Shares to be filed by amendment.

          (7) Form of Broker-Dealer Agreement as to Registrant's Auction Preferred Shares to be filed by amendment.

     (l) Opinion and Consent of Kirkpatrick & Lockhart LLP as to Registrant's Auction Preferred Shares to be filed by amendment.

     (m)  Not applicable.

     (n)  Consent of Independent Auditors filed herewith.

     (o)  Not applicable.

     (p) Letter Agreement with Eaton Vance Management incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement filed with the Commission on January 23, 2004 (Accession No. 0000950135-04-000295).

     (q)  Not applicable.

     (r) Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised June 4, 2002, filed as Exhibit (p) to Post- Effective Amendment No. 45 of Eaton Vance Investment Trust (File Nos. 33-1121, 811-4443) filed July 24, 2002 (Accession No. 0000940394-02-000462) and incorporated herein by reference.

     (s) Power of Attorney dated December 16, 2003 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

ITEM 25. MARKETING ARRANGEMENTS

     See Form of Underwriting Agreement to be filed by amendment.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees                                           $
National Association of Securities Dealers, Inc. Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses

Total
                                                                       =======
                                                                       $

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

     Set forth below is the number of record holders as of February 10, 2004, of each class of securities of the Registrant:

     Title of Class                                     Number of Record Holders
     --------------                                     ------------------------
Common Shares of Beneficial interest, par value                     2
$0.01 per share
Series A Auction Preferred Shares, par value                        0
$0.01 per share
Series B Auction Preferred Shares, par value                        0
$0.01 per share
Series C Auction Preferred Shares, par value                        0
$0.01 per share
Series D Auction Preferred Shares, par value                        0
$0.01 per share
Series E Auction Preferred Shares, par value                        0
$0.01 per share
Series F Auction Preferred Shares, par value                        0
$0.01 per share
Series G Auction Preferred Shares, par value                        0
$0.01 per share

ITEM 29. INDEMNIFICATION

     The Registrant's By-Laws filed in the Registrant's Initial Common Shares Registration Statement and the Underwriting Agreement filed in Pre-Effective Amendment No. 1 to the Initial Common Shares Registration Statement and the Form of Underwriting Agreement to be filed by amendment to this Registration Statement contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

     Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to: (i) the information set forth under the caption Investment advisory and other services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 32. MANAGEMENT SERVICES

     Not applicable.


ITEM 33. UNDERTAKINGS

     1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. Not applicable.

     3. Not applicable.

     4. Not applicable.

     5. The Registrant undertakes that:

          a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

          b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of Eaton Vance Tax-Advantaged Global Dividend Income Fund is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 9th day of February 2004.

                                        EATON VANCE TAX-ADVANTAGED
                                        GLOBAL DIVIDEND INCOME FUND

                                        By:  /s/ Duncan W. Richardson
                                             Duncan W. Richardson
                                             President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                  Title                                Date
---------                  -----                                ----

/s/ Duncan W. Richardson   President and Principal Executive    February 9, 2004
------------------------
Duncan W. Richardson       Officer

/s/ James L. O'Connor      Treasurer and Principal Financial    February 9, 2004
---------------------
James L. O'Connor          and Accounting Officer

Jessica M. Bibliowicz*     Trustee                              February 9, 2004
----------------------
Jessica M. Bibliowicz

/s/ James B. Hawkes        Trustee                              February 9, 2004
-------------------
James B. Hawkes

Samuel L. Hayes, III*      Trustee                              February 9, 2004
---------------------
Samuel L. Hayes, III

William H. Park*           Trustee                              February 9, 2004
----------------
William H. Park

Ronald A. Pearlman*        Trustee                              February 9, 2004
-------------------
Ronald A. Pearlman

Norton H. Reamer*          Trustee                              February 9, 2004
-----------------
Norton H. Reamer

Lynn A. Stout*             Trustee                              February 9, 2004
--------------
Lynn A. Stout

*By:  /s/Alan R. Dynner
      -----------------
      Alan R. Dynner (As attorney in-fact)

                                INDEX TO EXHIBITS


(n)  Consent of Independent Auditors